UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Perma-Fix Environmental Services, Inc.

(Name of Registrant as Specified In Its Charter)

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PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

NOTICE OF ANNUAL MEETING

To Be Held July 20, 2021

To the Stockholders of Perma-Fix Environmental Services, Inc.:

Notice is hereby given that the 2021 Annual Meeting of Stockholders (the “Meeting”) of Perma-Fix Environmental Services, Inc. (“Company”, “we”, “our”, or “us”) will be held at the Sonesta Atlanta Airport North Hotel, 1325 Virginia Avenue, Atlanta, Georgia 30344, on Tuesday, July 20, 2021, at 11:00 a.m. (EDT), for the following purposes:

1.	To elect eight directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified (Proposal 1);

2.	To approve the Fifth Amendment to the Company’s 2003 Outside Directors Stock Plan (Proposal 2);

3.	To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the 2021 fiscal year (Proposal 3);

4.	To approve, on an advisory basis, the 2020 compensation of our named executive officers as described herein (Proposal 4); and

5.	To transact such other business as may properly come before the Meeting and at any adjournments thereof.

Only stockholders of record at the close of business on June 1, 2021, will be entitled to notice of, and to vote at, the Meeting or at any postponement or adjournment thereof.

The Company is taking advantage of the rules of the Securities and Exchange Commission that allow issuers to provide electronic access to proxy materials over the Internet instead of mailing printed copies of those materials to each stockholder. The Company believes that furnishing these materials electronically allows us to more efficiently provide our stockholders with our proxy materials while reducing costs and reducing the impact of the Meeting on the environment. If you would like us to send you printed copies of our proxy statement and accompanying materials, we will be happy to do so at no charge upon your request. For more information, please refer to the Notice of Internet Availability of Proxy Materials (the “Notice”) that we are mailing to holders of record on or about June 10, 2021. The Notice also provides instructions as to how you may vote your proxy.

Your vote is important. Whether or not you plan to attend the Meeting, you are encouraged to vote as soon as possible to ensure that your shares are represented at the Meeting.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 20, 2021: This Proxy Statement and our Annual Report for 2020 are available at: https://www.cstproxy.com/perma-fix/2021

By order of the Board of Directors

Ben Naccarato

Secretary

Atlanta, Georgia

June 10, 2021

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

8302 Dunwoody Place, Suite 250

Atlanta, Georgia 30350

PROXY STATEMENT

FOR THE

2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 20, 2021

Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement from us because you were a stockholder of record of the common stock, par value $.001 (the “Common Stock”), of Perma-Fix Environmental Services, Inc. (“Perma-Fix”, the “Company”, “we”, “our”, or “us”) at the close of business on June 1, 2021 (the “Record Date”). This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) of proxies to be used in voting at the 2021 Annual Meeting of Stockholders to be held on Tuesday, July 20, 2021, at 11:00 a.m. (EDT), and any adjournments thereof (the “Meeting”). By use of a proxy, you may vote whether or not you plan to attend the Meeting. This Proxy Statement describes the matters on which the Board would like you to vote, and provides information on those matters, so that you can make an informed decision.

Who is entitled to vote at the Meeting?

Only the holders of our Common Stock at the close of business on the Record Date will have the right to receive notice of, and be entitled to vote at, the Meeting. At the close of business on the Record Date, 12,180,614 shares of Common Stock were outstanding. Each stockholder of record, as of the Record Date, is entitled to one vote for each share of Common Stock that the stockholder owned as of the Record Date on each matter to be voted upon at the Meeting.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed or electronic set of the proxy materials. Stockholders may request to receive proxy materials in printed form by following the instructions in the Notice. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

What vote is required to approve the matters being considered?

●	Directors are elected by a plurality of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●	The approval of the Fifth Amendment to the 2003 Outside Directors Stock Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●	The ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting.

●	The approval of the 2020 compensation of our named executive officers requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. While the Board of Directors intends to carefully consider the shareholder vote resulting from this proposal, the final vote will not be binding and is advisory in nature.

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Are abstentions counted?

If your proxy indicates an abstention from voting on a proposal, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on such proposal at the Meeting. Because abstentions represent shares entitled to vote, if you abstain from voting on a proposal, your abstention (a) will have no effect on the election of directors, (b) will have the effect of a vote against the approval of the Fifth Amendment to the 2003 Outside Directors Stock Plan, (c) will have the effect of a vote against the ratification of the appointment of the independent registered public accounting firm, and (d) will have the effect of a vote against the resolution on executive compensation.

How do I cast my vote?

If you are a stockholder whose shares are registered in your name—that is, you have a Perma-Fix stock certificate or hold your shares in an account with our transfer agent, Continental Stock Transfer & Trust Company—you may vote your shares at the Meeting or by one of the following methods:

●	Vote by Internet, by going to the web address www.cstproxyvote.com and following the instructions for Internet voting.

●	Vote by Mobile Device, by scanning the QR barcode on your Notice or proxy card and following the on-screen instructions.

●	Vote by Proxy Card (if you requested printed copy), by completing, signing, dating and mailing the proxy card in the envelope provided. If you vote by internet or mobile device, please do not mail your proxy card.

If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are the “beneficial owner” of shares, and the Notice of Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting during the Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. You should follow the instructions received from that organization to vote your shares. If you wish to vote in person at the Meeting, you must obtain a legal proxy from the bank, broker or other holder of record that holds your shares.

Whether or not you plan to attend the 2021 Annual Meeting of Stockholders, please submit your vote either by internet, mobile device, or by written proxy card.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the Meeting. You can change your vote by:

●	executing and submitting a revised proxy;

●	providing a written revocation to the Secretary of the Company; or

●	voting in person at the Meeting.

What constitutes a quorum?

A majority of all of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting, represented in person or by proxy, will constitute a quorum for the holding of the Meeting. The failure of a quorum to be represented at the Meeting will necessitate adjournment and will subject the Company to additional expense. If your proxy indicates an abstention from voting on a proposal, the shares represented will nonetheless be counted as present for the purpose of determining a quorum.

Will my shares be voted if I am a registered stockholder and I do not provide my proxy?

No. If your shares are registered in your name (i.e., you have a Perma-Fix stock certificate or hold your shares in an account with our transfer agent, Continental Stock Transfer & Trust Company), they will not be voted, unless you submit your proxy or vote in person at the Meeting. If you hold your shares directly in your own name, you must vote, either by internet, by mobile device, by completing, signing and delivering a proxy (if you requested a printed copy), or by attending the Meeting and voting at the Meeting.

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Will my shares be voted if I am a beneficial stockholder and I do not provide voting instructions?

If your shares of Common Stock are held by a bank, broker or other nominee as custodian on your behalf, you are considered a “beneficial stockholder” of those shares As a beneficial stockholder, you must provide voting instructions to your broker, bank, or other nominee by the deadline provided in the proxy materials you receive from your broker, bank, or other nominee to ensure your shares are voted in the way you would like. If you do not provide voting instructions to your broker, bank, or other nominee, whether your shares can be voted on your behalf depends on the type of item being considered for vote. The NYSE has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). A “broker non-vote” occurs when a broker has not received voting instructions from a beneficial owner on a non-routine matter and therefore cannot vote such beneficial owner’s shares on the matter. In these cases, the broker can register your shares as being present at the Meeting for purposes of determining the presence of a quorum, but will not be able to vote on these non-discretionary matters for which specific authorization is required. Under NYSE interpretations, Proposal 1 (election of directors), Proposal 2 (approval of the Fifth Amendment to the 2003 Outside Directors Stock Plan), and Proposal 4 (advisory vote on executive compensation) are considered non-routine matters. However, since broker non-votes are not counted in any vote requiring a plurality of votes cast (Proposal 1) or a majority of the votes present in person or represented by proxy and entitled to vote (Proposal 2 and Proposal 4), broker non-votes will have no effect on the outcome of either of these proposals. Proposal 3 (ratification of the selection of the independent registered public accounting firm for 2021) is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal.

Who will count the votes?

All votes will be tabulated by the inspector of election appointed for the Meeting.

Where can I find the voting results of the Meeting?

We will announce the preliminary voting results at the Meeting and publish final results in a Form 8-K to be filed with the SEC within four business days after the Meeting.

Who is paying the cost of this solicitation?

The Company will pay the cost of soliciting proxies on behalf of the Board of Directors. In addition to solicitation by use of the mail, certain of the Company’s officers and employees may, without receiving additional compensation therefore, solicit the return of proxies by telephone, e-mail or personal interview. The Company has also engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a service fee, plus customary disbursements, which are not expected to exceed $13,000 in total. The Company will reimburse brokerage houses and custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses in forwarding soliciting materials to their principals, the beneficial owners of Common Stock.

Is the stockholder list available for review?

A list of stockholders entitled to vote at the Meeting will be open to examination by any stockholder for any purpose germane to the Meeting during ordinary business hours commencing 10 days before the Meeting. Prior to the Meeting, the list will be maintained at our principal executive offices located at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Company’s Restated Certificate of Incorporation provides that each member of the Board of Directors shall hold office until the next Annual Meeting of Stockholders and their successors have been duly elected and qualified or until their earlier resignation or removal. Successors to those directors whose terms have expired are required to be elected by stockholder vote. The existing Board of Directors may fill vacancies for an unexpired term and any newly created directorships created by the Board of Directors’ action.

The eight nominees for membership on our Board of Directors named below were recommended by our Corporate Governance and Nominating Committee to serve as members of the Board of Directors. All nominees are incumbent directors and meet the qualifications for membership on our Board of Directors as set forth in the Company’s Second Amended and Restated Bylaws, as amended (the “Bylaws”).

The Company’s Bylaws provide that the number of the Company’s directors shall be at least three and no more than eight, as may be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors. The Board of Directors has set the size of the Board at eight members.

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Nominees for Directors

The following biographical information includes a discussion of the specific experience, qualifications, attributes or skills that led to the conclusion by our Corporate Governance and Nominating Committee that each of the nominees is qualified to serve as one of our Directors:

Thomas P. Bostick, Director Age: 64

Effective August 10, 2020, Mr. Bostick was unanimously elected by the Board to serve as a member of the Company’s Board of Directors. Mr. Bostick is currently the CEO of Bostick Global Strategies, LLC, a position he has held since July 2016. Bostick Global Strategies, LLC provides strategic advisory support in the areas of Engineering, Environmental Sustainability, Human Resources, Biotechnology, Education, Executive Coaching, and Agile Project Management. In February 2021, Mr. Bostick was selected by U. S. Senator Jack Reed, Chairman of the Senate Armed Services Committee, to serve as a member of a new commission consisting of eight appointed individuals, tasked with renaming Confederate-named military bases and property. Mr. Bostick previously served as the Chief Operating Officer (“COO”) and President of Intrexon Bioengineering from November 2017 to February 2020, a division of Intrexon Corporation (formerly NASDAQ: XON; now NASDAQ: PGEN). Intrexon Bioengineering addresses global challenges across food, agriculture, environmental, energy, and industrial fields by advancing biologically engineered solutions to improve sustainability and efficiency. As the COO and President of Intrexon Bioengineering, Mr. Bostick oversaw operations across the company’s multiple technology divisions and led a major restructuring of Intrexon Corporation. Mr. Bostick is a member of the board of HireVue, Inc., a privately-held company specializing in online video interviewing services for employers, and Streamside Systems, Inc., a privately-held, veteran-led company that provides services and solutions for global water resource problems. In October 2020, Mr. Bostick was appointed to the board of CSX Corporation (NASDAQ: CSX), a publicly-held rail transportation company, where in December 2020 he was appointed to serve as a member of both the Finance Committee and the Governance Committee. Effective June 1, 2021, Mr. Bostick joined the Fidelity Equity and High Income Fund Board of Trustees, which oversees the high income and certain equity funds sponsored by Fidelity Investments, Inc., a privately-owned investment management company. In addition to Mr. Bostick’s service on the boards of for-profit companies, he has since November 2016 also served on the board of American Corporate Partners, a 501(c)(3) nonprofit organization dedicated to assisting U.S. veterans in their transition from the armed services to the civilian workforce.

Mr. Bostick has also had a distinguished career in the U.S. military, retiring from the US Army in July 2016 with the rank of Lieutenant General. During his distinguished military career, he served as the 53rd U.S. Army Chief of Engineers and the Commanding General of the U.S. Army Corps of Engineers (USACE). As the senior military officer of the USACE, General Bostick was responsible for overseeing and supervising most of the Nation’s civil works infrastructure and military construction, hundreds of environmental protection projects, as well as managing 34,000 civilian employees and military personnel in over 110 countries around the world with a $25 billion annual budget. As the Chief of Engineers, General Bostick led a $5 billion recovery program after Superstorm Sandy.

Before his command of USACE, General Bostick served in a variety of command and staff assignments with the U.S. Army both in the U.S. and abroad, including as Deputy Chief of Staff, G-1, Personnel, U.S. Army; Commanding General, U.S. Army Recruiting Command; Assistant Division Commander, 1st Cavalry Division; Executive Officer to the Chief of Engineers; Executive Officer to the Army Chief of Staff; and Deputy Director of Operations for the National Military Command Center, J-3, the Joint Staff in the Pentagon.

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General Bostick’s military honors and decorations include the Distinguished Service Medal, the Defense Superior Service Medal, the Bronze Star, the Legion of Merit with two oak leaf clusters, the Defense Meritorious Service Medal, the Meritorious Service Medal with four oak leaf clusters, the Joint Service Commendation Medal, the Army Commendation Medal, the Army Achievement Medal with one oak leaf cluster, the Combat Action Badge, the U.S Parachutist badge, the Army Recruiter Badge, and the Ranger Tab.

As a White House Fellow, one of America’s most prestigious programs for leadership and public service, General Bostick was a special assistant to the Secretary of Veterans Affairs. He graduated with a Bachelor of Science degree from the U.S. Military Academy at West Point and later returned to the Academy to serve as an Associate Professor of Mechanical Engineering. He holds Master’s degrees in Civil Engineering and Mechanical Engineering from Stanford University and a Doctorate in Systems Engineering from George Washington University. He is a Member of the National Academy of Engineering and the National Academy of Construction.

Mr. Bostick’s distinguished career in both the government and private sectors brings valuable experience and insight into solving complex issues domestically and globally. His extensive knowledge and problem-solving experiences enhance the Board’s ability to address significant challenges in the nuclear market and led the Board to conclude that he should serve as a director.

Dr. Louis F. Centofanti Director Age: 77

Dr. Centofanti, founder of the Company and a director of the Company since its inception in 1991, currently holds the position of Executive Vice President (“EVP”) of Strategic Initiatives. Effective January 26, 2018, Dr. Centofanti was appointed to the position of President of PF Medical. From March 1996 to September 8, 2017 and from February 1991 to September 1995, Dr. Centofanti held the position of President and Chief Executive Officer (“CEO”) of the Company. Dr. Centofanti served as Chairman of the Board from the Company’s inception in February 1991 until December 16, 2014. In January 2015, Dr. Centofanti was appointed by the U.S Secretary of Commerce Penny Prizker to serve on the U.S. Department of Commerce’s Civil Nuclear Trade Advisory Committee (“CINTAC”). The CINTAC is composed of industry representatives from the civil nuclear industry and meets periodically throughout the year to discuss critical trade issues facing the U.S. civil nuclear sector. From 1985 until joining the Company, Dr. Centofanti served as Senior Vice President (“SVP”) of USPCI, Inc., a large publicly-held hazardous waste management company, where he was responsible for managing the treatment, reclamation and technical groups within USPCI. In 1981, he and Mark Zwecker (a member of our Board) founded PPM, Inc. (later sold to USPCI), a hazardous waste management company specializing in treating PCB-contaminated oil. From 1978 to 1981, Dr. Centofanti served as Regional Administrator of the U.S. Department of Energy (“DOE”) for the southeastern region of the United States. Dr. Centofanti has a Ph.D. and a M.S. in Chemistry from the University of Michigan, and a B.S. in Chemistry from Youngstown State University.

As founder of Perma-Fix and PPM, Inc., and as a senior executive at USPCI, Dr. Centofanti combines extensive business experience in the waste management industry with a drive for innovative technology which is critical for a waste management company. In addition, his service in the government sector provides a solid foundation for the continuing growth of the Company, particularly within the Company’s Nuclear business. Dr. Centofanti’s comprehensive understanding of the Company’s operations and his extensive knowledge of its history, coupled with his drive for innovation and excellence, positions Dr. Centofanti to optimize our role in this competitive, evolving market, and led the Board to conclude that he should serve as a director.

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Kerry C. Duggan, Director Age: 42

Effective May 4, 2021, Ms. Duggan was unanimously elected by the Board to serve as a member of the Company’s Board of Directors. Ms. Duggan is the founder and principal of SustainabiliD, a sustainability and strategy consulting firm. In February 2021, Governor Whitmer appointed Ms. Duggan to the State of Michigan’s Council on Climate Solutions, which advises on the implementation of the MI Healthy Climate Plan, a state action plan to reduce greenhouse gas emissions and to transition toward economywide carbon neutrality. In 2020-21, Ms. Duggan was a policy advisor and surrogate for the Biden campaign. Ms. Duggan was also a Biden appointee to the Biden-Sanders Unity Climate Change Task Force. After her time in federal service, Ms. Duggan co-founded the Smart Cities Lab, which helped cities accelerate the process of solving urban mobility, climate and equity-related challenges; was a partner with RIDGE-LANE Limited Partners, a strategic advisory and venture development firm founded by Thomas J. Ridge, Former Governor of Pennsylvania and first Secretary of U.S. Department of Homeland Security; served on the external advisory board of the University of Michigan’s Erb Institute for Global Sustainable Enterprise; and was a director of The National Council for Science and the Environment (now the Global Council for Science and the Environment), a nongovernmental organization that advances the use of science to inform environmental decision-making. She was also a Trustee of the University Liggett School. In 2018, Ms. Duggan was named to the prestigious “40 Under 40” list by Crain’s Detroit Business.

Ms. Duggan spent nearly seven years in federal service, including in the Obama-Biden White House as Deputy Director for Policy to then Vice President Joe Biden for energy, environment, climate and distressed communities. Simultaneously, she served as Deputy Director of the Detroit Federal Working Group to support Detroit’s revitalization. Prior to her service in the White House, Ms. Duggan held several senior roles at the Department of Energy, including as Secretary Moniz’s embedded Liaison to the City of Detroit (where she championed a citywide LED streetlight conversion), and in the Office of Energy Efficiency & Renewable Energy as Director of Stakeholder Engagement, Director of Legislative, Regulatory & Urban Affairs, and as a Senior Policy Advisor. Ms. Duggan is on the advisory boards of The RockCreek Group, LP, a registered private fund adviser that manages fund of funds portfolios and direct equity trading portfolios; Aclima, Inc., a public benefit corporation dedicated to protecting public health, reducing climate-changing emissions, and advancing environmental justice; Walker-Miller Energy Services, L.L.C., a privately-held energy efficiency services company; Heat XTM, a privately-held technology company and largest patent holders of magnetocaloric and magnetic technology, and Arctaris Impact Investors, LLC, an investment management company that manages funds which invest in growth-oriented operating businesses and community infrastructure projects located in underserved communities. She is a Senior Fellow with the Federation of American Scientists. Ms. Duggan earned her B.S. in Environmental Studies from the University of Vermont and her M.S. in Natural Resource Policy & Behavior from the University of Michigan.

Ms. Duggan’s career in both the government and private sectors brings valuable experience and insight into solving complex issues. Her extensive knowledge and problem-solving experiences, with an Environmental, Social and Governance (“ESG”) mindset and Diversity, Equity and Inclusion (“DEI”) core values, led the Board to conclude that she should serve as a director.

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Joseph T. Grumski, Director Age: 60

Mr. Grumski, a director since February 2020, currently serves as the President and CEO of TAS Energy Inc. (“TAS”), a wholly-owned subsidiary of Comfort Systems USA, Inc. (NYSE: FIX). TAS was acquired in April 2020 by Comfort Systems USA, Inc., a publicly-held company that provides mechanical and electrical contracting services in 139 locations in 114 cities throughout the United States. Prior to the acquisition of TAS by Comfort Systems USA, Inc., Mr. Grumski served as President and CEO and a board member of TAS Energy Inc. (from May 2013 through March 2020), a privately-held company that delivers efficient modular systems manufactured offsite and utilized in power, data centers, industrial and commercial applications. TAS successfully managed over 400 projects in over 32 countries. From 1997 to February 2013, Mr. Grumski was employed with Science Applications International Corporation (“SAIC”) (NYSE: SAIC), a publicly-held company that provides government services and information technology support. During his employment with SAIC, Mr. Grumski held various senior management positions, including the positions of President of SAIC’s Energy, Environment & Infrastructure (“E2I”) commercial subsidiary and General Manager of the E2I Business Unit. SAIC’s E2I commercial subsidiary and Business Unit is comprised of approximately 5,200 employees performing over $1.1 billion of services for federal, commercial, utility and state customers. Mr. Grumski’s many accomplishments with SAIC included growing SAIC’s $300 million federal environmental business to a top ranked, $1.1 billion business; receiving the National Safety Council “Industry Leader” award in 2009; and receiving highest senior executive performance rating three years in a row. Mr. Grumski began his career with Gulf Oil Company and has progressed through senior level engineering, operations management, and program management positions with various companies, including Westinghouse Electric Corporation and Lockheed Martin, Inc. Mr. Grumski received a B.S. in Mechanical Engineering from The University of Pittsburgh and a M.S in Mechanical Engineering from West Virginia University.

Mr. Grumski has had an extensive career in solving and overseeing solutions to complex issues involving both domestic and international concerns. In addition, his extensive experience in companies that provide services to the government sector as well as his experience in the commercial sector provide solid experience for the continuing growth of the Company’s Treatment and Services Segment. Mr. Grumski’s extensive knowledge and problem-solving experiences, executive operational leadership experience and governance experience enhance the Board’s ability to address significant challenges in the nuclear market, and led the Board to conclude that he should serve as a director.

Hon. Joe R. Reeder, Director Age: 73

Mr. Reeder, a director since 2003, is a principal shareholder in the law firm of Greenberg Traurig LLP, one of the nation’s largest law firms, with 41 offices and 2,200 attorneys worldwide, for which Mr. Reeder served as Shareholder-in-Charge of the law firm’s Mid-Atlantic Region (1999-2008). His clientele includes celebrities, heads of state, sovereign nations, international corporations, and law firms. As the 14th Undersecretary of the U.S. Army (1993-97), Mr. Reeder also served three years as Chairman of the Panama Canal Commission’s Board, overseeing a multibillion-dollar infrastructure program. For the past 18 years, he has served on the Canal’s International Advisory Board. He has served on the boards of the National Defense Industry Association (“NDIA”), chairing NDIA’s Ethics Committee, the Armed Services YMCA, the Marshall Legacy Institute, and many other private companies and charitable organizations. After successive 4-year appointments by Virginia Governors Mark Warner and Tim Kaine, Mr. Reeder served seven years as Chairman of two Commonwealth of Virginia military boards, and 10 years on the USO Board of Governors. Mr. Reeder was appointed by Governor Terry McAuliffe to the Virginia Military Institute’s Board of Visitors (2014), and reappointed in 2018 by current Virginia Governor Ralph Northam. Mr. Reeder, who has been a television commentator on legal and national security issues, has consistently been named a Super Lawyer for Washington, D.C., most recently in 2021. Mr. Reeder served as a director of ELBIT Systems of America, LLC, (2005-2020), an Elbit Systems Ltd. subsidiary (NASDAQ: ESLT), a multi-billion dollar provider of defense, homeland security, and commercial aviation system solutions. He served on the Washington First Bank (“WFB”) board (2004-2017) and Sandy Spring Bancorp, Inc. (NASDAQ: SASR) board (2018-2020).

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In May 2018 Mr. Reeder was appointed to the Advisory Council Bid Protest Committee to the United States Court of Federal Claims.

A West Point graduate who served in the 82nd Airborne Division after Ranger School, Mr. Reeder earned his J.D. from the University of Texas, and L.L.M. from Georgetown University.

Mr. Reeder’s Washington D.C.-based career has focused on finding and overseeing solutions to complex domestic and international issues. This experience has enhanced the Board’s ability to solve major nuclear market, government-related, and day-to-day corporate challenges, which brings great value to our Board.

Larry M. Shelton Board Chairman Age: 67

Mr. Shelton, a director since July 2006, has also held the position of Chairman of the Board of the Company since December 2014. Mr. Shelton served as the Chief Financial Officer (“CFO”) of S K Hart Management, LLC, a private investment management company (“S K Hart Management”), from 1999 until August 2018. Mr. Shelton served as President of Pony Express Land Development, Inc. (an affiliate of SK Hart Management), a privately held land development company, from January 2013 until August 2017, and has served on its board since December 2005. Mr. Shelton served as Director and CFO of S K Hart Ranches (PTY) Ltd, a private South African Company involved in agriculture, from March 2012 to March 2020. Mr. Shelton continues to provide advisory services to S K Hart Ranches (PTY) Ltd. Mr. Shelton served as a member of the Supervisory Board of PF Medical from April 2014 to December 2016. Mr. Shelton has over 20 years of experience as an executive financial officer for several waste management companies, including as CFO of Envirocare of Utah, Inc. (now EnergySolutions, Inc. (1995–1999)), a privately held nuclear waste services company, and as CFO of USPCI, Inc. (1982–1987), then a NYSE- listed public company engaged in the hazardous waste business. Since July 1989, Mr. Shelton has served on the board of Subsurface Technologies, Inc., a privately held company specializing in providing environmentally sound innovative solutions for water well rehabilitation and development. Mr. Shelton has a B.A. in accounting from the University of Oklahoma.

With his years of accounting experience as CFO for various companies, including a number of waste management companies, Mr. Shelton combines extensive industry knowledge and understanding of accounting principles, financial reporting requirements, evaluating and overseeing financial reporting processes and business matters. These factors led the Board to conclude that he should serve as a director.

Hon. Zach P. Wamp, Director Age: 63

Mr. Wamp, a director since January 2018, is currently the President of Zach Wamp Consulting, a position he has held since 2011. As the President and owner of Zach Wamp Consulting, he has served some of the most prominent companies from Silicon Valley to Wall Street as a business development consultant and advisor. From September 2013 to November 2017, Mr. Wamp chaired the Board of Directors for Chicago Bridge and Iron Federal Services, LLC (a subsidiary of Chicago Bridge & Iron Company, NYSE: CBI, which provides critical services primarily to the U.S. government). From January 1995 to January 2011, Mr. Wamp served as a member of the U.S. House of Representatives from Tennessee’s 3rd Congressional District. His district included the Oak Ridge National Laboratory, with strong science and research missions from energy to homeland security. Among his many accomplishments, which included various leadership roles in the advancement of education and science, Mr. Wamp was instrumental in the formation and success of the Tennessee Valley Technology Corridor, which created thousands of jobs for Tennesseans in the areas of high-tech research, development, and manufacturing. During his career in the political arena, Mr. Wamp served on several prominent subcommittees during his 14 years on the House Appropriations Committee, including serving as a “ranking member” of the Subcommittee on Military Construction and Veterans Affairs and Related Agencies. Mr. Wamp has been a regular panelist on numerous media outlets and has been featured in a number of national publications effectively articulating sound social and economic policy. Mr. Wamp’s business career has also included work in the real estate sector for a number of years as a licensed industrial-commercial real estate broker where he was named Chattanooga’s Small Business Person of the Year. He is a founder and Board Chair of Learning Blade, the nation’s premiere STEM education platform, which is now operating statewide in six states with deployment in another 10 states. Learning Blade is owned and operated by SAI Interactive, Inc., d/b/a Thinking Media, a privately-held educational products and services company.

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Mr. Wamp has an extensive career in solving and overseeing solutions to complex issues involving domestic concerns. In addition, his wide-ranging career, particularly with respect to his government-related work, provides solid experience for the continuing growth of the Company’s Treatment and Services Segments. His extensive knowledge and problem-solving expertise enhance the Board’s ability to address significant challenges in the nuclear market, and led the Board to conclude that he should serve as a director.

Mark A. Zwecker, Director Age: 70

Mr. Zwecker, a director since the Company’s inception in January 1991, previously served as the CFO and a board member for JCI US Inc. from 2013 to 2019. JCI US Inc. is a telecommunications company and wholly-owned subsidiary of Japan Communications, Inc. (Tokyo Stock Exchange (Securities Code: 9424)), which provides cellular service for M2M (machine to machine) applications. From 2006 to 2013, Mr. Zwecker served as Director of Finance for Communications Security and Compliance Technologies, Inc., a wholly-owned subsidiary of JCI US Inc. that develops security software products for the mobile workforce. From 1997 to 2006, Mr. Zwecker served as President of ACI Technology, LLC, a privately-held IT services provider, and from 1986 to 1998, he served as Vice President of Finance and Administration for American Combustion, Inc., a privately-held combustion technology solutions provider. In 1981, with Dr. Centofanti, Mr. Zwecker co-founded a start-up, PPM, Inc., a hazardous waste management company. He remained with PPM, Inc. until its acquisition in 1985 by USPCI. Mr. Zwecker has a B.S. in Industrial and Systems Engineering from the Georgia Institute of Technology and an M.B.A. from Harvard University.

As a director since our inception, Mr. Zwecker’s understanding of our business provides valuable insight to the Board. With years of experience in operations and finance for various companies, including a number of waste management companies, Mr. Zwecker combines extensive knowledge of accounting principles, financial reporting rules and regulations, the ability to evaluate financial results, and understanding of financial reporting processes. He has an extensive background in operating complex organizations. Mr. Zwecker’s experience and background position him well to serve as a member of our Board. These factors led the Board to conclude that he should serve as a director.

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THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE EIGHT NOMINEES AS THE COMPANY’S DIRECTORS.

Board of Director Independence

Our Common Stock is listed on the Nasdaq Capital Market. Rule 5605 of the Nasdaq Marketplace Rules requires a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Audit committee members must also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our Board annually undertakes a review of the composition of our Board of Directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that Ms. Kerry C. Duggan and each of Messrs. Thomas P. Bostick, Joseph T. Grumski, Joe R. Reeder, Larry M. Shelton, Zach P. Wamp and Mark A. Zwecker is an “independent director” as defined under the Nasdaq Marketplace Rules. Our Board of Directors has also determined that each member of our Audit Committee, consisting of Mark A. Zwecker (Chairperson), Zach P. Wamp (who was a member of the Audit Committee until April 16, 2020), Larry M. Shelton, and Joseph T. Grumski (who became a member of the Audit Committee effective April 16, 2020), and each member of our Compensation and Stock Option Committee, consisting of Joseph T. Grumski (who became a member and the Chairperson effective January 21, 2021), Zach P. Wamp (who became a member effective January 21, 2021), Mark A. Zwecker, Larry M. Shelton (who was replaced by Joseph T. Grumski as a member and the Chairperson effective January 21, 2021), and Joe R. Reeder (who was replaced by Zach P. Wamp as a member effective January 21, 2021), satisfy/satisfied the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Our Board of Directors has determined that Dr. Louis F. Centofanti is not deemed to be an “independent director” because of his employment as a senior executive of the Company.

Board Leadership Structure

We currently separate the roles of Chairman of the Board and CEO. The Board believes that this leadership structure promotes balance between the Board’s independent authority to oversee our business, and the CEO and his management team, who manage the business on a day-to-day basis.

The Company does not have a written policy with respect to the separation of the positions of Chairman of the Board and CEO. The Company believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and CEO in any way that is in the best interests of the Company at a given point in time; therefore, the Company’s leadership structure may change in the future as circumstances may dictate.

Mark A. Zwecker, a current member of our Board, continues to serve as the Independent Lead Director, a position he has held since February 2010. The Lead Director’s role includes:

●	convening and chairing meetings of the non-employee directors as necessary from time to time and Board meetings in the absence of the Chairman of the Board;
●	acting as liaison between directors, committee chairs and management;
●	serving as information sources for directors and management; and
●	carrying out responsibilities as the Board may delegate from time to time.

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Meetings and Committees of the Board of Directors

During 2020, the Board of Directors held five meetings. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the committees on which he served during 2020. The Company does not currently have a policy with respect to the attendance of its directors at annual meetings; however, the Company encourages each of its directors to attend whenever possible. All members of our Board of Directors attended our 2020 Annual Meeting of Stockholders. The Board of Directors has a standing Audit Committee, Compensation and Stock Option Committee, Corporate Governance and Nominating Committee, and Strategic Advisory Committee.

Audit Committee:

The Audit Committee assists the Board of Directors in monitoring the integrity of the financial statements of the Company, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, the Company’s management of cybersecurity and the Company’s compliance with legal and regulatory requirements. In carrying out these purposes, the Audit Committee, among other things:

●	appoints, evaluates, and approves the compensation of the Company’s independent auditor;

●	pre-approves all auditing services and permitted non-audit services;

●	annually considers the qualifications and independence of the independent auditors;

●	reviews recommendations of independent auditors concerning the Company’s accounting principles, internal controls, and accounting procedures and practices;

●	reviews and approves the scope of the annual audit;

●	reviews and discusses with the independent auditors the audited financial statements;

●	reviews and provides oversight of the Company’s cybersecurity polices;

●	reviews and provides oversight of any related party transactions; and

●	performs such other duties as set forth in the Audit Committee Charter.

The Audit Committee was established in accordance with the requirements of the Exchange Act and the listing requirements of the Nasdaq and is governed by an Audit Committee Charter. A copy of the Audit Committee Charter is available on our website at www.perma-fix.com. The Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns by employees of the Company regarding accounting or auditing matters. The Audit Committee has the authority to retain internal or external legal counsel and other experts in connection with performing the Audit Committee duties.

The Audit Committee members during 2020 were Mark A. Zwecker (Chairperson), Larry M. Shelton, Zach P. Wamp, who served on such committee until April 16, 2020, and Joseph T. Grumski, who replaced Mr. Wamp as a member of the Audit Committee effective April 16, 2020. The Board of Directors has determined that each member of the Audit Committee is/was “independent,” as that term is defined for an audit committee member under the Exchange Act and Nasdaq Rule 5605(c) and is/was an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K of the Exchange Act. The Audit Committee meets at least quarterly and at such additional times as necessary or advisable. The Audit Committee held 35 meetings during 2020.

Compensation and Stock Option Committee:

The Compensation and Stock Option Committee (“Compensation Committee”) reviews and recommends to the Board of Directors the compensation and benefits of all of the Company’s officers and reviews general policy matters relating to compensation and benefits of the Company’s employees. The Compensation Committee also administers the Company’s stock option plans. The Compensation Committee has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement. It also has the authority to obtain advice and assistance from internal or external legal, accounting or other advisors. No compensation consultant was employed during 2020. Members of the Compensation Committee during 2020 were Larry M. Shelton (Chairperson), Joe R. Reeder, and Mark A. Zwecker. Effective January 21, 2021, Joseph T. Grumski replaced Larry M. Shelton as the Chairperson and a member of the Compensation Committee and Zach P. Wamp replaced Joe R. Reeder as a member of the Compensation Committee. All members of the Compensation Committee are/were “independent” as that term is defined by current Nasdaq listing standards. The Compensation Committee meets as often as may be deemed necessary or appropriate in its judgment. The Compensation held six meetings during 2020. The Compensation Committee is governed by the Company’s Compensation and Stock Option Committee Charter, which is available on our website at www.perma-fix.com.

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Corporate Governance and Nominating Committee:

The Corporate Governance and Nominating Committee (“Nominating Committee”) recommends to the Board of Directors candidates to fill vacancies on the Board and the nominees for election as directors at each annual meeting of stockholders. In making such recommendation, the Nominating Committee takes into account information provided to them from the candidate, as well as the Nominating Committee’s own knowledge and information obtained through inquiries to third parties to the extent the Nominating Committee deems appropriate. The Company’s Bylaws sets forth certain minimum director qualifications to qualify for nomination for election as a director. To qualify for nomination or for election as a director, an individual must:

●	be an individual at least 21 years of age who is not under legal disability;
●	have the ability to be present, in person, at all regular and special meetings of the Board of Directors;
●	not serve on the boards of more than three other publicly-held companies;
●	satisfy the director qualification requirements of all environmental and nuclear commissions, boards or similar regulatory or law enforcement authorities to which the Company is subject so as not to cause the Company to fail to satisfy any of the licensing requirements imposed by any such authority;
●	not be affiliated with, employed by or a representative of, or have or acquire a material personal involvement with, or material financial interest in, any “Business Competitor” (as defined in the Bylaws);
●	not have been convicted of a felony or of any misdemeanor involving moral turpitude; and
●	have been nominated for election to the Board of Directors in accordance with the terms of the Bylaws.

In addition to the minimum director qualifications as mentioned above, in order for any proposed nominee to be eligible to be a candidate for election to the Board of Directors, such candidate must deliver to the Nominating Committee a completed questionnaire with respect to the background, qualifications, stock ownership and independence of such proposed nominee. The Nominating Committee reviews each candidate’s qualifications to include considerations of:

●	standards of integrity, personal ethics and values, commitment, and independence of thought and judgment;
●	ability to represent the interests of the Company’s stockholders;
●	ability to dedicate sufficient time, energy and attention to fulfill the requirements of the position; and
●	diversity of skills and experience with respect to accounting and finance, management and leadership, business acumen, vision and strategy, charitable causes, business operations, and industry knowledge.

The Nominating Committee does not assign specific weight to any particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating Committee does not have a formal policy for the consideration of diversity in identifying nominees for directors. However, diversity is one of the many factors taken into account when considering potential candidates to serve on the Board of Directors. The Company generally views and values diversity from the perspective of professional and life experiences, as well as geographic location, representative of the markets in which we do business. The Company recognizes that diversity in professional and life experiences may include consideration of gender, race, cultural background or national origin, in identifying individuals who possess the qualifications that the Nominating Committee believes are important to be represented on the Board. The Company believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Company’s goal of creating a board of directors that best serves our needs and those of our shareholders.

Stockholder Nominees

The Nominating Committee will consider properly submitted stockholder nominations for candidates for membership on the Board of Directors from stockholders who meet each of the requirements set forth in the Bylaws, including, but not limited to, the requirements that any such stockholder own at least 1% of the Company’s shares of the Common Stock entitled to vote at the meeting on such election, has held such shares continuously for at least one full year, and continuously holds such shares through and including the time of the annual or special meeting. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors. Any stockholder nomination (“Proposed Nominee”) must comply with the requirements of the Company’s Bylaws and the Proposed Nominee must meet the minimum qualification requirements as discussed above. For a nomination to be made by a stockholder, such stockholder must provide advance written notice to the Nominating Committee, delivered to the Company’s principal executive office address (i) in the case of an Annual Meeting of Stockholders, no later than the 90th day nor earlier than the 120th day prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; and (ii) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the 10th day following the day on which public disclosure of the date of the Special Meeting of Stockholders is made.

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The Nominating Committee will evaluate the qualification of the Proposed Nominee and the Proposed Nominee’s disclosure and compliance requirements in accordance with the Company’s Bylaws. If the Board of Directors, upon the recommendation of the Nominating Committee, determines that a nomination was not made in accordance with the Company’s Bylaws, the Chairman of the Meeting shall declare the nomination defective and it will be disregarded.

Members of the Nominating Committee during 2020 were Joe R. Reeder (Chairperson), Larry M. Shelton, and Zach P. Wamp. Effective January 21, 2021, Thomas P. Bostick replaced Larry M. Shelton as a member of the Nominating Committee. The Nominating Committee meets at least quarterly and at such times as necessary or advisable and held four meetings in 2020. The Nominating Committee is governed by a Corporate Governance and Nominating Committee Charter, which is available on our website at www.perma-fix.com. All members of the Nominating Committee are/were “independent” as that term is defined by current Nasdaq listing standards.

Strategic Advisory Committee:

The primary functions of the Strategic Advisory Committee (“Strategic Committee”) are to investigate and evaluate strategic alternatives available to the Company and to work with management on long-range strategic planning and identification of potential new business opportunities. The members of the Strategic Advisory Committee during 2020 were Dr. Louis Centofanti (Chairperson), Joe R. Reeder, Larry M. Shelton, and Mark A. Zwecker. The Strategic Committee held four meetings in 2020. The Strategic Advisory Committee does not have a charter.

Risk Oversight by Our Board

The Board is responsible for understanding the risks the Company faces, what steps management is taking to manage those risks and if the steps taken are effective in managing those risks. It is also important that the Board understands what level of risk is appropriate for the Company. While the Board has the ultimate oversight responsibility for the risk management process, certain committees play an integral part in fulfilling the Board’s oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls and cybersecurity (including oversight of appropriate risk prevention and mitigation strategies, systems, processes and controls). The Audit Committee reviews and discusses with management and internal audit our major financial risk exposures, including risks related to fraud, liquidity and regulatory compliance, our policies with respect to risk assessment and risk management, cybersecurity management, and the steps management has taken to monitor and control such exposures at least quarterly and whenever warranted. The Compensation Committee strives to create incentives that do not encourage excessive risk-taking beyond the Company’s ability to effectively identify and manage risk. The participation of our Board in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to our Company, including operational, financial, legal and regulatory, cybersecurity, and strategic and reputational risks. Each of our directors has access to our named executive officers and any other members of our management to discuss and monitor potential risks.

Code of Ethics

Our Code of Ethics applies to all our executive officers and is available on our website at www.perma-fix.com. If any amendments are made to the Code of Ethics or any grants of waivers are made to any provision of the Code of Ethics to any of our executive officers, we will promptly disclose the amendment or waiver and nature of such amendment or waiver on our website at the same web address.

Compensation of Directors

Directors who are employees receive no additional compensation for serving on the Board or its committees. In 2020, the Company provided the following annual compensation to non-employee directors:

●	options to purchase 2,400 shares of Common Stock with each option having a 10-year term and being fully vested after six months from grant date;
●	a quarterly director fee of $8,000;
●	an additional quarterly fee of $5,500 and $7,500 to the Chairman of the Audit Committee and Chairman of the Board (non-employee), respectively; and
●	a fee of $1,000 for each in-person board meeting attendance and a $500 fee for meeting attendance via conference call.

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Each director may elect to have either 65% or 100% of such fees payable in Common Stock under the 2003 Outside Directors Stock Plan (“2003 Outside Directors Plan”), with the balance, if any, payable in cash.

Dr. Louis Centofanti, a current member of the Board, is not eligible to receive compensation for his service as a director of the Company as he is an employee (executive officer) of the Company.

The table below summarizes the director compensation expenses recognized by the Company for director options and stock awards (resulting from fees earned) for the year ended December 31, 2020. The terms of the 2003 Outside Directors Plan are further described below under “2003 Outside Directors Plan.”

Director Compensation

Name	Fees Earned or Paid In Cash	Stock Awards	Option Awards		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)(1)	($)(2)	($)(5)		($)	($)	($)	($)

Thomas P. Bostick	—	18,027	26,160	(4)	—	—	—	44,187
Joseph T. Grumski	—	43,343	40,656	(3)	—	—	—	83,999
Joe R. Reeder	—	48,662	11,256	(3)	—	—	—	59,918
Larry M. Shelton	23,275	57,633	11,256	(3)	—	—	—	92,164
Zach P. Wamp	12,775	31,630	11,256	(3)	—	—	—	55,661
Mark A. Zwecker	20,475	50,701	11,256	(3)	—	—	—	82,432

(1)	Under the 2003 Outside Directors Plan, each director elects to receive 65% or 100% of the director’s fees in shares of our Common Stock. The amounts set forth above represent the portion of the director’s fees paid in cash and exclude the value of the directors’ fee elected to be paid in Common Stock under the 2003 Outside Directors Plan, which values are included under “Stock Awards.”

(2)	The number of shares of Common Stock comprising stock awards granted under the 2003 Outside Directors Plan is calculated based on 75% of the closing market value of the Common Stock as reported on the NASDAQ on the business day immediately preceding the date that the quarterly fee is due. Such shares are fully vested on the date of grant. The value of the stock award is based on the market value of our Common Stock at each quarter end times the number of shares issuable under the award. The amount shown is the fair value of the Common Stock on the date of the award.

(3)	Reflects options granted under the Company’s 2003 Outside Directors Plan resulting from re-election to the Board on July 22, 2020. Options are for a 10-year period with an exercise price of $6.70 per share and are fully vested in six months from grant date. The value of the option award for each outside director is calculated based on the fair value of the option per share (approximately $4.69) on the date of grant times the number of options granted, which was 2,400 for each director, pursuant to ASC 718, “Compensation – Stock Compensation.” Option awards for Joseph T. Grumski also included the grant of options for the purchase of up to 6,000 shares of our Common Stock granted to him upon initial election to the Board on February 4, 2020. The option is for a 10-year period with an exercise price of $7.00 per share and was fully vested six months from date of grant. The fair value of the 6,000 options was determined to be approximately $29,400 based on fair value of $4.90 per share.

(4)	Reflects options for the purchase of up to 6,000 shares of the Company’s Common Stock granted under the Company’s 2003 Outside Directors Plan resulting from initial election to the Board on August 10, 2020. The options are for a 10-year period with an exercise price of $7.29 per share and are fully vested six months from date of grant. The fair value of the option was determined to be approximately $26,160 based on fair value of $4.36 per share.

(5)	The following table reflects the aggregate number of outstanding non-qualified stock options held by the Company’s directors at December 31, 2020. As an employee of the Company or its subsidiaries, Dr. Centofanti is not eligible to participate in the 2003 Outside Directors Plan. Options reflected below for Dr. Centofanti were granted from the Company’s 2017 Stock Option Plan:

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Options Outstanding at
Name	December 31, 2020
Dr. Louis Centofanti	65,000
Thomas P. Bostick	6,000
Joseph T. Grumski	8,400
Joe R. Reeder	24,000
Larry M. Shelton	24,000
Zach P. Wamp	13,200
Mark A. Zwecker	24,000
Total	164,600

On January 21, 2021, the Company’s Compensation Committee and the Board approved, effective January 1, 2021, the following revisions to the annual compensation of each non-employee Board member for service on the Board and the Board Committee(s) for which the Board member serves:

●	each director is to be paid a quarterly fee of $11,500, compared to the previous quarterly fee of $8,000;
●	the Chairman of the Board is to be paid an additional quarterly fee of $8,750, compared to the Chairman’s previous additional quarterly fee of $7,500;
●	the Chairman of the Audit Committee is to be paid an additional quarterly fee of $6,250, compared to the Audit Chair’s previous additional quarterly fee of $5,500;
●	the Chairman of each of the Compensation Committee, the Nominating Committee, and the Strategic Committee is to receive $3,125 in additional quarterly fees. No additional quarterly fees were previously paid to the chairs of such committees. The Chairman of the Board is not eligible to receive a quarterly fee for serving as the Chairman of any the aforementioned committees;
●	each Audit Committee member (excluding the Chairman of the Audit Committee) is to receive an additional quarterly fee of $1,250; and
●	each member of the Compensation Committee, the Nominating Committee, and the Strategic Committee is to receive a quarterly fee of $500. Such fee is payable only if the member does not serve as the Chairman of the Audit Committee, the Nominating Committee, the Strategic Committee or as the Chairman of the Board.

Each non-employee Board member continues to receive $1,000 for each in-person board meeting attendance and a $500 fee for meeting attendance via conference call. Reimbursements of expenses for attending meetings of the Board are paid in cash at the time of the applicable Board meeting.

2003 Outside Directors Plan

We believe that it is important for our directors to have a personal interest in our success and growth and for their interests to be aligned with those of our stockholders; therefore, under our 2003 Outside Directors Plan, each outside director is granted a 10-year non-qualified stock option to purchase up to 6,000 shares of Common Stock on the date such director is initially elected to the Board, and receives on each re-election date a non-qualified stock option to purchase up to another 2,400 shares of our Common Stock, with the exercise price being the fair market value of the Common Stock preceding the option grant date. No option granted under the 2003 Outside Directors Plan is exercisable until after the expiration of six months from the date the option is granted and no option shall be exercisable after the expiration of ten years from the date the option is granted.

As a member of the Board, each director may elect to receive either 65% or 100% of his/her director’s fee in shares of our Common Stock. The number of shares received by each director is calculated based on 75% of the fair market value of the Common Stock determined on the business day immediately preceding the date that the quarterly fee is due. The balance of each director’s fee, if any, is payable in cash. In 2020, the fees earned by our outside directors totaled approximately $307,000. As a management director, Dr. Centofanti is not eligible to participate in the 2003 Outside Directors Plan. Although Dr. Centofanti is not compensated for his services provided as a director, Dr. Centofanti is compensated for his services rendered as an officer of the Company (See “EXECUTIVE COMPENSATION – Summary Compensation Table”).

In the event of a “change of control” (as defined in the 2003 Outside Directors Plan), each outstanding stock option and stock award shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the stock option agreement.

The Board has approved certain amendments to the 2003 Outside Directors Plan, which are being submitted at the Meeting for ratification by the stockholders. See “PROPOSAL 2 – APPROVAL OF THE FIFTH AMENDMENT TO THE 2003 OUTSIDE DIRECTORS STOCK OPTION PLAN.”

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Communications with the Board

The Company’s Board of Directors believes that it is important for the Company to have a process that enables stockholders to send communications to the Board. Accordingly, stockholders who wish to communicate with the Board of Directors or a particular director may do so by sending a letter to the Secretary of the Corporation, at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350. The mailing envelope must clearly indicate that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or only certain specified individual directors. The Secretary of the Corporation will make copies of all such letters and circulate them to the appropriate director or directors.

Family Relationships

There are no family relationships between any of the Company’s existing directors, executive officers, or persons nominated or chosen to become a director or executive officer. Dr. Centofanti is the only director who is an employee of the Company.

Certain Relationships and Related Transactions

Audit Committee Review

Our Audit Committee Charter provides for the review by the Audit Committee of any related party transactions, other than transactions involving an employment relationship with the Company, which are reviewed by the Compensation Committee. Although we do not have written policies for the review of related party transactions, the Audit Committee reviews transactions between the Company and its directors, executive officers, holders of more than 5% of any class of the Company’s voting securities, and their respective immediate family members. In reviewing a proposed transaction, the Audit Committee takes into account, among other factors it deems appropriate:

(1)	the extent of the related person’s interest in the transaction;
(2)	whether the transaction is on terms generally available to an unaffiliated third-party under the same or similar circumstances;
(3)	the cost and benefit to the Company;
(4)	the impact or potential impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer;
(5)	the availability of other sources for comparable products or services;
(6)	the terms of the transaction; and
(7)	the risks to the Company.

In addition, as applicable, the Audit Committee considers Section 144 of the Delaware General Corporation Law (“DGCL”) and the Company’s Code of Ethics.

The provisions of Section 144 of the DGCL apply to transactions between the Company and any of its officers or directors, or any organization in which any such individual has a financial interest or serves as a director or officer (individually, a “Section 144 Related Party,” and, collectively, “Section 144 Related Parties”). Section 144 provides that a transaction between a corporation and any Section 144 Related Party will not be void or voidable solely because such transaction involves the corporation and the Section 144 Related Party, or solely because the Section 144 Related Party is present at or participates or votes in the meeting of the board or committee which authorizes the transaction, if the transaction (a) is approved in good faith after full disclosure of the material facts of the transaction by a majority vote of (i) the disinterested directors, or (ii) the stockholders, and (b) is fair as to the corporation as of the time it is authorized, approved, or ratified by the board, a committee or the stockholders.

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The provisions of the Code of Ethics apply to our named executive officers (“NEOs”) and provides that such individuals must exhibit and promote honest and ethical conduct in connection with the performance of his or her duties for and on behalf of the Company, including the ethical handling of actual or apparent conflicts of interest involving such individual and the Company, by, among other considerations:

●	not entering into a transaction that would result in a conflict of interest with what is in the best interest of the Company and that is reasonably likely to result in material personal gain to any such individuals or their affiliates;
●	not having a personal financial interest in any of the Company’s suppliers, customers or competitors that could cause divided loyalty as a result of having the ability to influence the Company’s decisions with that particular supplier or customer or actions to be taken by the Company that could materially benefit a competitor.

Related party transactions are reviewed by the Audit Committee prior to the consummation of the transaction. With respect to a related party transaction arising between Audit Committee meetings, the CFO may present it to the Audit Committee Chairperson, who will review and may approve the related party transaction subject to ratification by the Audit Committee at the next scheduled meeting. Our Audit Committee shall approve only those transactions that, in light of known circumstances, are not inconsistent with the Company’s best interests.

Related Party Transactions

David Centofanti. David Centofanti serves as our Vice President of Information Systems. For such position, he received annual compensation of $181,000 in 2020. David Centofanti is the son of Dr. Louis F. Centofanti, our EVP of Strategic Initiatives and a Board member.

Employment Agreements and MIPs. We entered into an employment agreement with each of our NEOs, Mark Duff (President and CEO), Ben Naccarato (CFO), Dr. Louis Centofanti (EVP of Strategic Initiatives), Andy Lombardo (EVP of Nuclear and Technical Services) and Richard Grondin (EVP of Waste Treatment Operations), with each employment agreement dated July 22, 2020 (see “Employment Agreements” for a discussion of these employment agreements). Each of our NEOs also has a Management Incentive Plan (“MIP”) for fiscal years 2020 and 2021 (see “Performance-Based Incentive Compensation – 2020 MIPs and 2021 MIPs” for a discussion of these MIPs).

Audit Committee Report

The Audit Committee is responsible for providing independent objective oversight of the Company’s accounting functions and internal controls. In accordance with rules adopted by the SEC, the Audit Committee of the Company states that:

●	The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2020.

●	The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm for the year ended December 31, 2020, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standards No. 16 (“Communications with Audit Committees”), as modified or supplemented.

●	The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” as modified or supplemented, and has discussed with Grant Thornton LLP, the independent registered public accounting firm’s independence.

In connection with the Audit Committee’s discussion with Grant Thornton LLP, as described above, the Audit Committee discussed and considered the nature and scope of the audit services performed by Grant Thornton LLP for the year ended December 31, 2020, and determined that the audit services provided by Grant Thornton LLP were compatible with maintaining the independence of Grant Thornton LLP.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC. The Audit Committee has appointed Grant Thornton LLP as the Company’s independent registered public accounting firm for 2021.

This report is submitted on behalf of the members of the Audit Committee:

Mark A. Zwecker (Chairperson) Joseph T. Grumski Larry M. Shelton

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The Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

EXECUTIVE OFFICERS OF THE REGISTRANT

The following table sets forth, as of the date hereof, information concerning our executive officers:

NAME	AGE	POSITION
Mark Duff	58	President and CEO
Ben Naccarato	58	CFO, EVP, and Secretary; CFO and member of the Management Board of PF Medical
Dr. Louis Centofanti	77	EVP of Strategic Initiatives; President of PF Medical
Andrew Lombardo	62	EVP of Nuclear and Technical Services; Member of the Supervisory Board of PF Medical
Richard Grondin	62	EVP of Waste Treatment Operations; Member of the Supervisory Board of PF Medical

Mark Duff

Mr. Duff has held the position of President and CEO of the Company since September 2017. Since joining the Company in June 2016 and prior to being named the President and CEO, Mr. Duff held the positions of Chief Operating Officer and Executive Vice President of the Company. Since joining Perma-Fix, Mr. Duff has developed and implemented strategies to meet aggressive growth objectives in both the Treatment and Services Segments. In the Treatment Segment, he has upgraded each facility to increase efficiency and modernize treatment capabilities to meet the changing markets associated with the waste management industry. In the Services Segment, which encompasses all field operations, he has completed the revitalization of business development programs which has resulted in increased competitive procurement effectiveness and broadened the market penetration within both the commercial and government sectors. Both of these implemented strategies have contributed to continuous growth in revenues and profitability. Mr. Duff has over 30 years of management and technical experience in the DOE and U.S. Department of Defense (“DOD”) environmental and construction markets as a corporate officer, senior project manager, co-founder of a consulting firm, and federal employee. Mr. Duff has an MBA from the University of Phoenix and received his B.S. from the University of Alabama.

Ben Naccarato

Mr. Naccarato has served as the Company’s CFO since February 26, 2009. On January 16, 2020, the Company’s Board, with the approval of the Compensation Committee, promoted Mr. Naccarato to EVP and CFO from Vice President and CFO. Mr. Naccarato joined the Company in September 2004 and served as Vice President, Finance of the Company’s Industrial Segment until May 2006, when he was named Vice President, Corporate Controller/Treasurer. Since July 2015 and December 2015, Mr. Naccarato has served as the CFO of PF Medical and a member of the Management Board of PF Medical, respectively. Mr. Naccarato has over 30 years of experience in senior financial positions in the waste management and used oil industries. From December 2002 to September 2004, Mr. Naccarato was the CFO of a privately-held company in the fuel distribution and used waste oil industry. Mr. Naccarato is a graduate of University of Toronto with a Bachelor of Commerce and Finance Degree and is a Chartered Professional Accountant, Certified Management Accountant (CPA, CMA).

On March 3, 2021, Mr. Naccarato was appointed to serve as an independent director of PyroGenesis Canada, Inc., a high-tech company involved in the design, development, manufacture and commercialization of advanced plasma processes and products and whose stock is listed for trading on the Toronto (PYR) and NASDAQ (PYR) Stock Exchanges. Effective March 11, 2021, Mr. Naccarato was appointed to serve as a member of both the Audit Committee and Compensation Committee of PyroGenesis.

Dr. Louis F. Centofanti

See “Election of Directors – Dr. Louis F. Centofanti” for further information on Dr. Centofanti.

Andrew (“Andy”) Lombardo

On January 16, 2020, the Company’s Board appointed Mr. Lombardo to the position of EVP of Nuclear and Technical Services and an executive officer of the Company. Since joining the Company in 2011, Mr. Lombardo has held various positions within the Company’s Services Segment, including SVP of Nuclear and Technical Services. Since May 2019, Mr. Lombardo has served as a member of the Supervisory Board of PF Medical.

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Mr. Lombardo, a Certified Health Physicist (“CHP”), has over 35 years of management and technical experience in the commercial nuclear reactor market, and the DOE and DOD environmental and construction markets as a senior director, senior project manager, senior CHP and chemist. Prior to joining the Company, Mr. Lombardo held the position of Vice President of Technical Services for Safety and Ecology Corporation (“SEC”), a subsidiary of Homeland Security Capital Corporation, a publicly traded environmental services company, prior to the acquisition of SEC by the Company in 2011. In his positions with both the Company and SEC, Mr. Lombardo procured and performed greater than $20 million a year in health physics and radioactive material management projects across the DOE and DOD complex while managing a professional staff of engineers and health physicists and an instrumentation laboratory. Prior to his employment with the Company and SEC, he managed decommissioning projects for two engineering firms which included the successful deployment of soil segregation technology, resulting in client savings of more than $100 million in transportation and disposal costs. During this time, he developed an expertise characterizing and managing naturally occurring radioactive material (“NORM”) and technologically enhanced NORM (“TENORM”) waste streams across multiple industries including oil and gas exploration and production. As a result of his expertise, he was recently appointed to the National Council on Radiation Protection and Measurement Committee to provide a commentary on the generation and disposal of TENORM waste. Mr. Lombardo began his career as a chemist and health physicist for the Duquesne Light Company at two commercial reactor sites and one joint DOE/Naval Reactors Duquesne Light test reactor in Shippingport, PA. Mr. Lombardo is certified in comprehensive practice of health physics, and has a M.S. degree in Health Physics from the University of Pittsburgh and a B.S. in Natural Sciences from Indiana University of Pennsylvania.

Richard Grondin

On July 22, 2020, the Company’s Board appointed Mr. Grondin to the position of EVP of Waste Treatment Operations and an executive officer of the Company. Effective January 21, 2021, Mr. Grondin was elected to serve as a member of the Supervisory Board of PF Medical. Since joining the Company in 2002, Mr. Grondin has held various positions within the Company’s Treatment Segment, including Vice President of Technical Services, Vice President/General Manager of the Perma-Fix Northwest Richland, Inc. (“PFNWR”) Facility and Vice President of Western Operations. Mr. Grondin, a Project Management Professional (“PMP”), has over 35 years of management and technical experience in the highly regulated and specialized radioactive/hazardous waste management industry with the majority of his experience concentrated on managing start-up waste management processing and disposal facilities for four different organizations in the commercial and government sectors. Prior to joining the Company, Mr. Grondin held the position of Vice President of Mixed Waste Operations for Allied Technology Group (“ATG”) in Richland, Washington; Vice President of Operations for Waste Control Specialists (“WCS”) in Andrews Texas; and Technical Manager/Director of Operations for Rollins Environmental Services Facility in Deer Trail, Colorado. In his positions with the Company, Mr. Grondin, together with others, transformed the PFNWR facility to a profitable subsidiary after its acquisition by the Company. Mr. Grondin is recognized in the United States and Canada as an authority in hazardous and mixed waste treatment. He has been involved in the treatment of several hundred thousand tons of waste in the last 35 years. Mr. Grondin has a Diploma of Collegial Studies in Pure and Applied Sciences from CEGEP of Amiante (Thetford-Mines, Canada) and Analytical Chemistry Techniques from CEGEP of Ahuntsic (Montreal, Canada), a Geography minor from Montreal University (Montreal, Canada) and a Certificate of Business Management from the School of Higher Commercial Studies from Montreal University (Montreal, Canada).

EXECUTIVE COMPENSATION

Summary Compensation

The following table summarizes the total compensation paid or earned by each of the NEOs for the fiscal years ended December 31, 2020 and 2019.

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Name and Principal Position	Year	Salary	Bonus		Option Awards	Non-Equity Incentive Plan Compensation		All other Compensation	Total Compensation
		($)	($)		($) (5)	($)		($) (8)	($)

Mark Duff	2020	344,400	—		—	107,010	(6)	29,930	481,340
President and CEO	2019	287,000	—		35,564	110,699	(7)	29,680	462,943

Ben Naccarato	2020	280,000	—		—	86,000	(6)	41,594	407,594
EVP and CFO	2019	235,231	—		21,338	81,070	(7)	40,861	378,500

Dr. Louis Centofanti	2020	233,336	—		—	71,668	(6)	33,780	338,784
EVP of Strategic Initiatives	2019	228,985	—		21,338	78,918	(7)	32,264	361,505

Andy Lombardo (1)	2020	280,000	27,000	(3)	—	83,000	(6)	12,385	402,385
EVP of Nuclear & Technical Services	2019	258,662	—		14,225	89,147	(7)	5,168	367,202

Richard Grondin (2)	2020	223,151	—		—	71,143	(6)	29,216	323,510
EVP of Waste Treatment Operations	2019	183,904	30,341	(4)	14,225	—	(7)	29,137	257,607

(1)	On January 16, 2020, the Board appointed Mr. Lombardo to the position of EVP of Nuclear and Technical Services and an executive officer of the Company. Previously, Mr. Lombardo held the position of SVP of Nuclear and Technical Services (within the Services Segment). As the EVP of Nuclear and Technical Services, Mr. Lombardo’s annual base salary was increased to $280,000, effective January 1, 2020.

(2)	On July 22, 2020, the Board appointed Mr. Grondin to the position of EVP of Waste Treatment Operations and an executive officer of the Company. Previously, Mr. Grondin held the position of Vice President of Western Operations. As the EVP of Waste Treatment Operations, Mr. Grondin’s annual base salary was increased to $240,000, effective July 22, 2020.

(3)	Reflects a discretionary bonus earned by Mr. Lombardo which was approved by the Company’s Compensation Committee and which is to be paid upon payment of the compensation earned under Mr. Lombardo’s 2020 MIP as described in footnote (6) below.

(4)	Reflects a discretionary bonus earned by Mr. Grondin which was approved by the Company’s CEO and paid in May 2020. See also footnote (7) below.

(5)	Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718, “Compensation – Stock Compensation.”

(6)	Represents performance compensation earned under the Company’s Management Incentive Plan (“MIP”). The MIP for each individual in the table is described under the heading “2020 MIPs.” Compensation earned under the 2020 MIPs is expected to be paid in the second half of 2021.

(7)	Represents performance compensation earned under the Company’s 2019 MIP. As discussed above, Mr. Lombardo was named an executive officer of the Company effective January 16, 2020. Mr. Lombardo had a MIP for 2019 as the SVP of Nuclear and Technical Services, prior to his election as an executive officer by the Board on January 16, 2020. Mr. Lombardo’s MIP as SVP of Nuclear and Technical Services was subject to the approval of the CEO. Mr. Grondin did not have a MIP for 2019 but earned a bonus which is described in footnote (4) above. Compensation earned under the MIPs for 2019 was paid by the Company at the end of May 2020.

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(8)	The amount shown includes a monthly automobile allowance, insurance premiums (health, disability and life) paid by the Company on behalf of the NEO, and 401(k) matching contributions.

Name	Insurance Premium	Auto Allowance	401(k) match	Total
Mark Duff	$14,430	$9,000	$6,500	$29,930
Ben Naccarato	$26,853	$9,000	$5,741	$41,594
Dr. Louis Centofanti	$18,516	$9,000	$6,264	$33,780
Andy Lombardo	$—	$5,885	$6,500	$12,385
Richard Grondin	$18,516	$4,200	$6,500	$29,216

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth unexercised options held by the NEOs as of the fiscal year-end.

Outstanding Equity Awards at December 31, 2020

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) (1) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Mark Duff	50,000	(2)	—	(2)	—	3.97	5/15/2022
	60,000	(3)	40,000	(3)	—	3.65	7/27/2023
	5,000	(4)	20,000	(4)		3.15	1/17/2025

Ben Naccarato	30,000	(3)	20,000	(3)	—	3.65	7/27/2023
	3,000	(4)	12,000	(4)		3.15	1/17/2025

Dr. Louis Centofanti	30,000	(3)	20,000	(3)	—	3.65	7/27/2023
	3,000	(4)	12,000	(4)		3.15	1/17/2025

Andy Lombardo	4,000	(5)	8,000	(5)	—	3.60	10/19/2023
	—	(4)	8,000	(4)		3.15	1/17/2025

Richard Grondin	12,000	(5)	8,000	(5)	—	3.60	10/19/2023
	2,000	(4)	8,000	(4)		3.15	1/17/2025

(1)	Pursuant to each of the employment agreements between the Company and, respectively, Mark Duff, Ben Naccarato, Dr. Lou Centofanti, Andy Lombardo, and Richard Grondin, each dated July 22, 2020, in the event of a change in control, death of the executive officer, the executive officer terminates his employment for “good reason” or the executive officer is terminated by the Company without cause, each outstanding option and award shall immediately become exercisable in full (see “Employment Agreements” below for further discussion of the event pursuant to which accelerated exercise of the respective NEO’s outstanding options can arise).

(2)	Incentive stock option granted on May 15, 2016 under the Company’s 2010 Stock Option Plan. The option has a contractual term of six years with one-third yearly vesting over a three-year period.

(3)	Incentive stock option granted on July 27, 2017 under the Company’s 2017 Stock Option Plan. The option has a contractual term of six years with one-fifth yearly vesting over a five-year period.

(4)	Incentive stock option granted on January 17, 2019 under the Company’s 2017 Stock Option Plan. The option has a contractual term of six years with one-fifth yearly vesting over a five-year period.

(5)	Incentive stock option granted on October 19, 2017 under the Company’s 2017 Stock Option Plan. The option has a contractual term of six years with one-fifth yearly vesting over a five-year period.

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Option Exercises

The table below reflects options exercised by our NEO’s in 2020.

	Number of Shares	Value Realized
Name	Acquired on Exercise (#)	on Exercise ($) (1)
Andy Lombardo	2,000	$7,700

(1)	Realized value determined based on the difference between (a) the total proceeds received by the Company from the exercise of options for the purchase of 2,000 shares of the Company’s Common Stock at $3.15 per share, and (b) the market value ($7.00 per share) of the 2,000 shares of the Company’s Common Stock acquired by Mr. Lombardo on the date of the exercise of the options.

Employment Agreements

Effective July 22, 2020, each of the NEOs entered into an employment agreement with the Company (each, an “Employment Agreement” and, collectively, the “Employment Agreements”). Each of the Employment Agreements, which are substantially identical, provides for a specified annual base salary, which annual salary may be increased from time to time, but not reduced, as determined by the Compensation Committee. In addition, each of the NEOs is entitled to participate in the Company’s broad-based benefits plans and to certain performance compensation payable under separate MIPs as approved by the Company’s Compensation Committee and Board. The Company’s Compensation Committee and the Board approved individual 2020 MIPs on January 16, 2020 (which were effective January 1, 2020 and applicable for the 2020 fiscal year) for each of Mark Duff, Ben Naccarato, Dr. Louis Centofanti, and Andy Lombardo. Additionally, the Compensation Committee and the Board approved a 2020 MIP for Richard Grondin on July 22, 2020 (which was effective January 1, 2020 and applicable for the 2020 fiscal year) (see discussion of each of the 2020 MIPs below under “2020 MIPs”). The Employment Agreements for each of Mark Duff, Dr. Louis Centofanti, and Ben Naccarato replaced existing employment agreements between the Company and each such individual originally entered into on September 8, 2017.

Each of the Employment Agreements is effective for three years from July 22, 2020 (the “Initial Term”) unless earlier terminated by the Company or by the respective NEO. At the end of the Initial Term of each Employment Agreement, each Employment Agreement will automatically be extended for one additional year, unless at least six months prior to the expiration of the Initial Term, the Company or the respective NEO provides written notice not to extend the terms of the Employment Agreement.

Each of the Employment Agreements provides that, if an NEO’s employment is terminated due to death/disability or for cause (as defined in the agreements), the Company will pay to the NEO or to his estate an amount equal to the sum of any unpaid base salary, accrued unused vacation time through the date of termination, any benefits due to the NEO under any employee benefit plan (the “Accrued Amounts”) and any performance compensation payable pursuant to the MIP applicable to such NEO.

If the NEO terminates his employment for “good reason” (as defined in the agreements) or is terminated by the Company without cause (including any such termination for “good reason” or without cause within 24 months after a Change in Control (as defined in the agreements)), the Company will pay the NEO the Accrued Amounts, two years of full base salary, and two times the performance compensation (under the NEO’s MIP) earned with respect to the fiscal year immediately preceding the date of termination provided the performance compensation earned with respect to the fiscal year immediately preceding the date of termination has not yet been paid. If performance compensation earned with respect to the fiscal year immediately preceding the date of termination has been paid to the NEO, the NEO will be paid an additional year of the performance compensation earned with respect to the fiscal year immediately preceding the date of termination. If the NEO terminates his employment for a reason other than for good reason, the Company will pay to the executive an amount equal to the Accrued Amounts plus any performance compensation payable pursuant to the MIP applicable to such NEO.

Additionally, if the NEO terminates his employment for “good reason” (as defined in the agreements) or is terminated by the Company without cause within 24 months after a Change in Control (as defined in the agreements), all outstanding stock options to purchase the common stock held by the NEO will immediately become exercisable in full commencing on the date of termination through the original term of the options. In the event of the death of an NEO, all outstanding stock options to purchase common stock held by the NEO will immediately become exercisable in full commencing on the date of death, with such options exercisable for the lesser of the original option term or twelve months from the date of the NEO’s death. In the event an NEO terminates his employment for “good reason” or is terminated by the Company without cause, all outstanding stock options to purchase common stock held by the NEO will immediately become exercisable in full commencing on the date of termination, with such options exercisable for the lesser of the original option term or within 60 days from the date of the NEO’s date of termination. Severance benefits payable with respect to a termination (other than Accrued Amounts) shall not be payable until the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

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Potential Payments Upon Termination or Change in Control

The following table sets forth the potential (estimated) payments and benefits to which each NEO would be entitled upon termination of employment by the NEO for “good reason” or by the Company “without cause,” or following a Change in Control of the Company, as specified under each of their respective Employment Agreements with the Company, assuming each circumstance described below occurred on December 31, 2020, the last day of our most recent fiscal year. Such potential payments included any Accrued Amounts (accrued base salary earned for 2020 but paid in 2021, as well as accrued unused vacation/sick time and other vested benefits under the Company plans in which he/she participates). The NEO is not entitled to payment of any benefits upon termination for cause or resignation without good reason other than for Accrued Amounts.

	By Executive for
	Good Reason or by
Name and Principal Position	Company Without		Change in Control
Potential Payment/Benefit	Cause		of the Company

Mark Duff
President and CEO
Base salary and Accrued Amounts	$712,963	(1)	$712,963	(1)
Performance compensation	$214,020	(2)	$214,020	(2)
Stock Options	$402,500	(3)	$402,500	(3)

Ben Naccarato
EVP and CFO
Base salary and Accrued Amounts	$614,762	(1)	$614,762	(1)
Performance compensation	$172,000	(2)	$172,000	(2)
Stock Options	$158,300	(3)	$158,300	(3)

Dr. Louis Centofanti
EVP of Strategic Initiatives
Base salary and Accrued Amounts	$633,639	(1)	$633,639	(1)
Performance compensation	$143,336	(2)	$143,336	(2)
Stock Options	$158,300	(3)	$158,300	(3)

Andy Lombardo
EVP of Nuclear and Technical Services
Base salary and Accrued Amounts	$579,276	(1)	$579,276	(1)
Performance compensation	$166,000	(2)	$166,000	(2)
Stock Options	$51,000	(3)	$51,000	(3)

Richard Grondin
EVP of Waste Treatment Operations
Base salary and Accrued Amounts	$571,201	(1)	$571,201	(1)
Performance compensation	$142,286	(2)	$142,286	(2)
Stock Options	$75,600	(3)	$75,600	(3)

(1)	Represents two times the base salary of the NEO at December 31, 2020 plus “Accrued Amounts.”

(2)	Represents two times the performance compensation earned for fiscal year 2020 (see “2020 MIPs” below). Pursuant to the MIP, performance compensation is to be paid about 90 days after fiscal year-end, or sooner based on final Form 10-K filing.

(3)	Benefit is calculated based on the difference between the exercise price of each option and the market value of the Company’s Common Stock per share (as reported on the NASDAQ) at December 31, 2020 times the number of options outstanding at December 31, 2020.

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2020 Executive Compensation Components

For the fiscal year ended December 31, 2020, the principal components of compensation for executive officers were:

●	base salary;
●	performance-based incentive compensation;
●	long term incentive compensation;
●	retirement and other benefits; and
●	perquisites.

Based on the amounts set forth in the Summary Compensation table, during 2020, salary accounted for approximately 69.7% of the total compensation of our NEOs, while equity option awards, MIP compensation, and other compensation accounted for approximately 30.3% of the total compensation of the NEOs.

Base Salary

The NEOs, other officers, and other employees of the Company receive a base annual salary. Base salary ranges for executive officers are determined for each executive based on his or her position and responsibility by using market data and comparisons to companies in similar industry.

During its review of base salaries for executives, the Compensation Committee primarily considers:

●	market data and comparisons to companies in similar industries;

●	internal review of the executive’s compensation, both individually and relative to other officers; and

●	individual performance of the executive.

Salary levels are typically considered annually as part of the performance review process as well as upon a promotion or other change in job responsibility. Merit-based salary increases for executives are based on the Compensation Committee’s assessment of the individual’s performance and, while the Compensation Committee does not engage in “benchmarking” of executives’ salaries to those of executives in comparable companies, consideration of salaries of executives in companies of comparable size and industry focus is also considered, as noted above. The base salary and potential annual base salary adjustments for the NEOs are set forth in their respective employment agreements. On January 16, 2020, the Compensation Committee and the Board approved a base salary increase for each of the following individuals, based upon their assessment of the factors described above, which became effective January 1, 2020: (a) approximately $57,400 increase from $287,000 to $344,400 for Mark Duff, CEO and President; (b) approximately $44,769 increase from $235,231 to $280,000 for Ben Naccarato who was named EVP and CFO from VP and CFO; and (c) approximately $21,338 increase from $258,662 to $280,000 for Andy Lombardo, who was named an executive officer of the Company effective January 16, 2020 and appointed to the position of EVP of Nuclear and Technical Services from SVP of Nuclear and Technical Services. Lou Centofanti, EVP of Strategic Initiatives, was approved a base salary increase of 1.9%, effective January 1, 2020 (from $228,985 to $233,336). As a result of Richard Grondin’s promotion to EVP of Waste Treatment and being named an executive officer of the Company, his annual salary was increased from $208,000 as the Vice President of Western Operations to $240,000, effective July 22, 2020. In February 2021, the Compensation Committee approved a cost of living adjustment of approximately 2.3% of each NEO’s base salary, effective April 1, 2021.

Performance-Based Incentive Compensation

The Compensation Committee has the latitude to design cash and equity-based incentive compensation programs to promote high performance and achievement of our corporate objectives by directors and the NEOs, encourage the growth of stockholder value and enable employees to participate in our long-term growth and profitability. The Compensation Committee may grant stock options and/or performance bonuses. In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate. In addition, the CEO has discretionary authority to grant stock options to certain high-performing executives or officers, subject to the approval of the Compensation Committee. The exercise price for each stock option granted is at or above the market price of our Common Stock on the date of grant. Stock options may be awarded to newly hired or promoted executives at the discretion of the Compensation Committee. Grants of stock options to eligible newly hired executive officers are generally made at the next regularly scheduled Compensation Committee meeting following the hire date.

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2020 MIPs

On January 16, 2020, the Board and the Compensation Committee approved individual MIPs for the CEO, CFO, EVP of Strategic Initiatives and EVP of Nuclear and Technical Services. Additionally, on July 22, 2020, the Board and the Compensation Committee approved a MIP for the EVP of Treatment Waste Operations in connection with his appointment to such position on that date. The MIPs were effective January 1, 2020 and applicable for the 2020 fiscal year. Each MIP provides guidelines for the calculation of annual cash incentive-based compensation, subject to Compensation Committee oversight and modification. Each MIP awarded cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of the executive’s 2020 annual base salary at the time of the approval of the MIP. The potential target performance compensation ranged from 5% to 150% of the base salary for the CEO ($17,220 to $516,600), 5% to 100% of the base salary for the CFO ($14,000 to $280,000), 5% to 100% of the base salary for the EVP of Strategic Initiatives ($11,667 to $233,336), 5% to 100% of the base salary for the EVP of Nuclear and Technical Services ($14,000 to $280,000) and 5% to 100% of the base salary for the EVP of Waste Treatment Operations ($12,000 to $240,000).

Performance compensation, if any, was to be paid on or about 90 days after year-end, or sooner, based on final Form 10-K filing. The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total performance compensation paid to the CEO, CFO, EVP of Strategic Initiatives, EVP of Nuclear and Technical Services and EVP of Waste Treatment Operations as a group was not to exceed 50% of the Company’s pre-tax net income computed prior to the calculation of performance compensation.

The following describes the principal terms of the respective 2020 MIP applicable to each NEO:

CEO MIP:

CEO performance compensation for fiscal 2020 was based upon meeting corporate revenue, EBITDA (earnings before interest, taxes, depreciation and amortization), health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2020, all with respect to the Company’s operations. The Compensation Committee believes performance compensation payable under each of the 2020 MIPs as discussed herein and below should be based on achievement of an EBITDA target, which excludes certain non-cash items, as this target provides a better indicator of operating performance. However, EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under accounting principles generally accepted in the United States of America (“U.S. GAAP”). At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the 2020 base salary, weighted 60% based on the EBITDA goal, 10% on the revenue goal, and 15% on the number of health and safety claim incidents that occurred during fiscal 2020, with the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during the fiscal 2020. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation was payable at 75% to 150% of the CEO’s 2020 base salary, based on the four objectives noted above, with the payment of such performance compensation weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on the Board-approved revenue target and EBITDA target. The 2020 target performance incentive compensation for the CEO was as follows:

Annualized Base Pay:	$344,400
Performance Incentive Compensation Target (at 100% of Plan):	$172,200
Total Annual Target Compensation (at 100% of Plan):	$516,600

25

Perma-Fix Environmental Serivces, Inc.

2020 Management Incentive Plan

CEO MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,722	$8,610	$17,220	$29,520	$41,820	$66,420

EBITDA (2)	-	10,332	51,660	103,320	177,120	250,920	398,520

Health & Safety (3) (5)	-	2,583	12,915	25,830	25,830	25,830	25,830

Permit & License Violations (4) (5)	-	2,583	12,915	25,830	25,830	25,830	25,830
	$-	$17,220	$86,100	$172,200	$258,300	$344,400	$516,600

1)	Revenue was defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2020 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue for 2020 to the Board approved Revenue Target for 2020, which was $86,201,000. The Board reserved the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2020, which was $6,913,000. The Board reserved the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual Incentive Compensation Plan calculation for 2020.

Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

4)	Permits or License Violations incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2020 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA Target was achieved.

26

CFO MIP:

CFO performance compensation for fiscal 2020 was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2020, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the 2020 base salary, weighted 75% based on EBITDA goal, 10% on the revenue goal, and 7.5% on the number of health and safety claim incidents that occurred during fiscal 2020, with the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during the fiscal 2020. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the CFO’s 2020 base salary, based on the four objectives noted above, with the payment of such performance compensation weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on the Board-approved revenue target and EBITDA target. The 2020 target performance incentive compensation for the CFO was as follows:

Annualized Base Pay:	$280,000
Performance Incentive Compensation Target (at 100% of Plan):	$140,000
Total Annual Target Compensation (at 100% of Plan):	$420,000

Perma-Fix Environmental Serivces, Inc.

2020 Management Incentive Plan

CFO MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,400	$7,000	$14,000	$23,000	$31,000	$37,000

EBITDA (2)	-	10,500	52,500	105,000	138,000	186,000	222,000

Health & Safety (3) (5)	-	1,050	5,250	10,500	10,500	10,500	10,500

Permit & License Violations (4) (5)	-	1,050	5,250	10,500	10,500	10,500	10,500
	$-	$14,000	$70,000	$140,000	$182,000	$238,000	$280,000

1)	Revenue was defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2020 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue for 2020 to the Board approved Revenue Target for 2020, which was $86,201,000. The Board reserved the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2020, which was $6,913,000. The Board reserved the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual Incentive Compensation Plan calculation for 2020.

Work Comp. Claim Number	Performance Target Achieved

4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

27

4)	Permits or License Violations incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2020 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA Target was achieved.

EVP of Strategic Initiatives MIP:

The 2020 performance compensation plan for the EVP of Strategic Initiative was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2020, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the 2020 base salary, weighted 75% based on EBITDA goal, 10% on revenue goal, and 7.5% on the number of health and safety claim incidents that occurred during fiscal 2020, with the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during fiscal 2020. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the EVP of Strategic Initiative’s 2020 base salary, based on the four objectives noted above, with the payment of such performance compensation weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on the Board-approved revenue target and EBITDA target. The 2020 target performance incentive compensation for the EVP of Strategic Initiatives was as follows:

Annualized Base Pay:	$233,336
Performance Incentive Compensation Target (at 100% of Plan):	$116,667
Total Annual Target Compensation (at 100% of Plan):	$350,003

28

Perma-Fix Environmental Serivces, Inc.

2020 Management Incentive Plan

EVP OF STRATEGIC INITIATIVES MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,167	$5,833	$11,667	$19,167	$25,834	$30,834

EBITDA (2)	-	8,750	43,751	87,500	115,001	155,002	185,002

Health & Safety (3) (5)	-	875	4,375	8,750	8,750	8,750	8,750

Permit & License Violations (4) (5)	-	875	4,375	8,750	8,750	8,750	8,750
	$-	$11,667	$58,334	$116,667	$151,668	$198,336	$233,336

1)	Revenue was defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2020 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue for 2020 to the Board approved Revenue Target for 2020, which was $86,201,000. The Board reserved the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2020, which was $6,913,000. The Board reserved the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual Incentive Compensation Plan calculation for 2020.

Work Comp. Claim Number	Performance Target Achieved

4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

4)	Permits or License Violations incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2020 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

29

Permit and License Violations	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA Target was achieved.

EVP of Nuclear and Technical Services MIP:

The 2020 performance compensation plan for the EVP of Nuclear and Technical Services was based upon meeting corporate revenue, EBITDA, health and safety compliance, and Cost Performance Index (“CPI”) (a metric used in measuring project performance) objectives for fiscal 2020, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the 2020 base salary, weighted 60% based on the EBITDA goal, 10% on the revenue goal, and 15% on the number of health and safety claim incidents that occur during fiscal 2020, with the remaining 15% on CPI metric goals. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the SVP of Nuclear and Technical Services’ 2020 base salary, based on the four objectives noted above, with the payment of such performance compensation weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on the Board-approved revenue target and the EBITDA target. The 2020 target performance incentive compensation for the EVP of Nuclear and Technical Services was as follows:

Annualized Base Pay:	$280,000
Performance Incentive Compensation Target (at 100% of Plan):	$140,000
Total Annual Target Compensation (at 100% of Plan):	$420,000

Perma-Fix Environmental Serivces, Inc.

2020 Management Incentive Plan

EVP OF NUCLEAR & TECHNICAL SERVICES MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,400	$7,000	$14,000	$20,000	$28,000	$34,000

EBITDA (2)	-	8,400	42,000	84,000	120,000	168,000	204,000

Health & Safety (3) (5)	-	2,100	10,500	21,000	21,000	21,000	21,000

CPI (4) (5)	-	2,100	10,500	21,000	21,000	21,000	21,000
	$-	$14,000	$70,000	$140,000	$182,000	$238,000	$280,000

1)	Revenue was defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2020 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue for 2020 to the Board approved Revenue Target for 2020, which was $86,201,000. The Board reserved the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2020, which was $6,913,000. The Board reserved the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

30

3)	The Health and Safety Incentive target was based upon the actual number of Worker’s Compensation Lost Time Accidents in the Company’s Services Segment, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual Incentive Compensation Plan calculation for 2020.

Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%)

4)	CPI incentive was earned/determined by maintaining project performance metrics for all Firm Fixed Price task orders and projects to include monitoring CPI based on recognized earned value calculations. As defined through monthly project reviews, all CPI metrics should exceed 1.0 for Nuclear Services Projects. A cumulative CPI (CCPI) was calculated from all fixed cost contracts. The following CCPI and corresponding Performance Target Thresholds were established for annual incentive compensation plan calculation for 2020.

CPI (if CCPI is)	Performance Target Achieved
<.0.60	(n/a)
0.60-0.74	60%-74%
0.75-0.89	75%-89%
0.90-1.10	90%-110%
1.11-1.29	111%-129%
1.30-1.50	130%-150%
>1.50	>150%

5)	No performance incentive compensation was payable for achieving the health and safety, and CPI, and revenue targets unless a minimum of 60% of the EBITDA Target was achieved.

EVP of Waste Treatment Operations:

The 2020 performance compensation plan for the EVP of Waste Treatment Operations was based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2020, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation was payable at 5% to 50% of the 2020 base salary, weighted 60% based on EBITDA goal, 10% on revenue goal, and 15% on the number of health and safety claim incidents that occurred during fiscal 2020, with the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occurred during fiscal 2020. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation was payable at 65% to 100% of the EVP of Waste Treatment Waste Operation’s 2020 base salary, based on the four objectives noted above, with the payment of such performance compensation weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components was based on the Board-approved revenue target and EBITDA target. The 2020 target performance incentive compensation for the EVP of Waste Treatment Operations was as follows:

31

Annualized Base Pay:	$240,000
Performance Incentive Compensation Target (at 100% of Plan):	$120,000
Total Annual Target Compensation (at 100% of Plan):	$360,000

Perma-Fix Environmental Serivces, Inc.

2020 Management Incentive Plan

EVP OF WASTE TREATMENT OPERATIONS MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,200	$6,000	$12,000	$17,143	$24,000	$29,143

EBITDA (2)	-	7,200	36,000	72,000	102,857	144,000	174,857

Health & Safety (3) (5)	-	1,800	9,000	18,000	18,000	18,000	18,000

Permit & License Violations (4) (5)	-	1,800	9,000	18,000	18,000	18,000	18,000
	$-	$12,000	$60,000	$120,000	$156,000	$204,000	$240,000

1)	Revenue was defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2020 financial statements. The percentage achieved was determined by comparing the actual consolidated revenue for 2020 to the Board approved Revenue Target for 2020, which was $86,201,000. The Board reserved the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA was defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved was determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2020, which was $6,913,000. The Board reserved the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target was based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller submitted a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims were identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds was established for the annual Incentive Compensation Plan calculation for 2020.

Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

32

4)	Permits or License Violations incentive was earned/determined according to the scale set forth below: An “official notice of non-compliance” was defined as an official communication during 2020 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which resulted in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation was payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA Target was achieved.

2020 MIP Targets

As discussed above, 2020 MIPs approved by the Board and the Compensation Committee for the CEO, CFO, EVP of Strategic Initiatives, EVP of Nuclear and Technical Services and EPV of Waste Treatment Operations provided for the award of cash compensation based on achievement of performance targets which included revenue and EBITDA targets as approved by our Board. The 2020 MIP revenue target of $86,201,000 and EBITDA target of $6,913,000 were set by the Compensation Committee taking into account the Board-approved budget for 2020 as well as the committee’s expectations for performance that in its estimation would warrant payment of incentive cash compensation. In formulating the revenue target of $86,201,000, the Board considered 2019 results, economic conditions, and forecasts for 2020 government (U.S DOE) spending. The Compensation Committee believed the performance targets were likely to be achieved, but not assured.

The following tables set forth the MIP compensation earned by the CEO, CFO, EVP of Strategic Initiatives, EVP of Nuclear and Technical Services and EVP of Waste Treatment Operations for fiscal year 2020. The compensation earned under the MIP for each NEO for fiscal year 2020 is expected to be paid in the second half of 2021.

CEO
	Performance Target	MIP Compensation
Target Objectives:	Threshold Achieved	Earned
Revenue	111%-129%	$29,520
EBITDA	75%-89%	51,660
Health & Safety	<60%	—
Permit & License Violations	111%-129%	25,830
Total Performance Compensation		$107,010

CFO
	Performance Target	MIP Compensation
Target Objectives:	Threshold Achieved	Earned
Revenue	111%-129%	$23,000
EBITDA	75%-89%	52,500
Health & Safety	<60%	—
Permit & License Violations	111%-129%	10,500
Total Performance Compensation		$86,000

33

EVP of Strategic Initiatives
	Performance Target	MIP Compensation
Target Objectives:	Threshold Achieved	Earned
Revenue	111%-129%	$19,167
EBITDA	75%-89%	43,751
Health & Safety	<60%	—
Permit & License Violations	111%-129%	8,750
Total Performance Compensation		$71,668

EVP of Nuclear and Technical Services
	Performance Target	MIP Compensation
Target Objectives:	Threshold Achieved	Earned
Revenue	111%-129%	$20,000
EBITDA	75%-89%	42,000
Health & Safety	<60%	—
CPI	90%-110%	21,000
Total Performance Compensation		$83,000

EVP of Waste Treatment Operations
	Performance Target	MIP Compensation
Target Objectives:	Threshold Achieved	Earned
Revenue	111%-129%	$17,143
EBITDA	75%-89%	36,000
Health & Safety	<60%	—
Permit & License Violations	111%-129%	18,000
Total Performance Compensation		$71,143

2021 MIPs

On January 21, 2021, the Company Compensation Committee and the Board approved individual MIPs for the calendar year 2021 for the CEO, CFO, EVP of Strategic Initiatives, EVP of Nuclear and Technical Services and EVP of Waste Treatment Operations. The MIPs are effective January 1, 2021 and applicable for the 2021 fiscal year. Each MIP provides guidelines for the calculation of annual cash incentive-based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary at the time of the approval of the MIP. The potential target performance compensation ranges from 5% to 150% of the 2021 base salary for the CEO ($17,220 to $516,600), 5% to 100% of the 2021 base salary for the CFO ($14,000 to $280,000), 5% to 100% of the 2021 base salary for the EVP of Strategic Initiatives ($11,667 to $233,336), 5% to 100% of the 2021 base salary for the EVP of Nuclear and Technical Services ($14,000 to $280,000) and 5% to 100% ($12,000 to $240,000) of the 2021 base salary for the EVP of Waste Treatment Operations.

Performance compensation, if any, is to be paid on or about 90 days after year-end, or sooner, based on final Form 10-K filing. The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason. Subsequent to the approval of the MIPs for fiscal year 2021 on January 21, 2021 as described below, in February 2021, the Compensation Committee approved a cost of living adjustment of approximately 2.3% of each NEO’s base salary, effective April 1, 2021. As such, compensation payable, if any, under each of the MIPs for fiscal year 2021 as discussed below for our NEOs will be adjusted accordingly to reflect this cost of living adjustment.

The total performance compensation, if any, to be paid to the CEO, CFO, EVP of Strategic Initiatives, EVP of Nuclear and Technical Services and EVP of Waste Treatment Operations is not to exceed 50% of the Company’s pre-tax net income prior to the calculation of performance compensation.

The following describes the principal terms of each 2021 MIP as approved on January 21, 2021:

34

CEO MIP:

CEO performance compensation for 2021 is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal year 2021, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the CEO’s 2021 base salary, weighted 60% based on the EBITDA goal, 10% on the revenue goal, and 15% on the number of health and safety claim incidents that occur during fiscal 2021, with the remaining 15% on the number of notices alleging environmental, health or safety violations under our permit or licenses that occur during the fiscal 2021. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 75% to 150% of the CEO’s 2021 base salary, based on the four objectives noted above, with the payment of such performance compensation weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on our Board-approved revenue target and EBITDA target. The 2021 target performance incentive compensation for our CEO is as follows:

Annualized Base Pay:	$344,400
Performance Incentive Compensation Target (at 100% of Plan):	$172,200
Total Annual Target Compensation (at 100% of Plan):	$516,600

Perma-Fix Environmental Serivces, Inc.

2021 Management Incentive Plan

CEO MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,722	$8,610	$17,220	$29,520	$41,820	$66,420

EBITDA (2)	-	10,332	51,660	103,320	177,120	250,920	398,520

Health & Safety (3) (5)	-	2,583	12,915	25,830	25,830	25,830	25,830

Permit & License Violations (4) (5)	-	2,583	12,915	25,830	25,830	25,830	25,830
	$-	$17,220	$86,100	$172,200	$258,300	$344,400	$516,600

1)	Revenue is defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2021 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue for 2021 to the Board approved Revenue Target for 2021, which is $101,810,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2021, which is $3,623,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2021.

Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

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4)	Permits or License Violations incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2021 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA Target is achieved.

CFO MIP:

CFO performance compensation for fiscal 2021 is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2021, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2021 base salary, weighted 75% based on EBITDA goal, 10% on the revenue goal, and 7.5% on the number of health and safety claim incidents that occur during fiscal 2021, with the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal 2021. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the CFO’s 2021 base salary, based on the four objectives noted above, with the payment of such performance compensation weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on the Board-approved revenue target and EBITDA target. The 2021 target performance incentive compensation for the CFO is as follows:

Annualized Base Pay:	$280,000
Performance Incentive Compensation Target (at 100% of Plan):	$140,000
Total Annual Target Compensation (at 100% of Plan):	$420,000

Perma-Fix Environmental Serivces, Inc.

2021 Management Incentive Plan

CFO MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,400	$7,000	$14,000	$23,000	$31,000	$37,000

EBITDA (2)	-	10,500	52,500	105,000	138,000	186,000	222,000

Health & Safety (3) (5)	-	1,050	5,250	10,500	10,500	10,500	10,500

Permit & License Violations (4) (5)	-	1,050	5,250	10,500	10,500	10,500	10,500
	$-	$14,000	$70,000	$140,000	$182,000	$238,000	$280,000

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1)	Revenue is defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2021 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue for 2021 to the Board approved Revenue Target for 2021, which is $101,810,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2021, which is $3,623,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2021.

Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

4)	Permits or License Violations incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2021 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA Target is achieved.

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EVP of Strategic Initiatives MIP:

EVP of Strategic Initiatives performance compensation for fiscal 2021 is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2021, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2021 base salary, weighted 75% based on EBITDA goal, 10% on the revenue goal, and 7.5% on the number of health and safety claim incidents that occur during fiscal 2021, with the remaining 7.5% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal 2021. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the EVP of Strategic Initiative’s 2021 base salary, based on the four objectives noted above, with the payment of such performance compensation weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on the Board-approved revenue target and EBITDA target. The 2021 target performance incentive compensation for the EVP of Strategic Initiative is as follows:

Annualized Base Pay:	$233,336
Performance Incentive Compensation Target (at 100% of Plan):	$116,667
Total Annual Target Compensation (at 100% of Plan):	$350,003

Perma-Fix Environmental Serivces, Inc.

2021 Management Incentive Plan

EVP OF STRATEGIC INITIATIVES MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,167	$5,833	$11,667	$19,167	$25,834	$30,834

EBITDA (2)	-	8,750	43,751	87,500	115,001	155,002	185,002

Health & Safety (3) (5)	-	875	4,375	8,750	8,750	8,750	8,750

Permit & License Violations (4) (5)	-	875	4,375	8,750	8,750	8,750	8,750
	$-	$11,667	$58,334	$116,667	$151,668	$198,336	$233,336

1)	Revenue is defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2021 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue for 2021 to the Board approved Revenue Target for 2021, which is $101,810,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2021, which is $3,623,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2021.

Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

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4)	Permits or License Violations incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2021 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA Target is achieved.

EVP of Nuclear and Technical Services MIP:

EVP of Nuclear and Technical Services performance compensation for 2021 is based upon meeting corporate revenue, EBITDA, health and safety compliance, and Cost Performance Index (“CPI”) (a metric used in measuring project performance) objectives for fiscal 2021, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2021 base salary, weighted 60% based on the EBITDA goal, 10% on the revenue goal, and 15% on the number of health and safety claim incidents that occur during fiscal 2021, with the remaining 15% on CPI metric goals. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the EVP of Nuclear and Technical Service’s 2021 base salary, based on the four objectives noted above, with the payment of such performance compensation weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on the Board-approved revenue target and the EBITDA target. The 2021 target performance incentive compensation for the EVP of Nuclear and Technical Services is as follows:

Annualized Base Pay:	$280,000
Performance Incentive Compensation Target (at 100% of Plan):	$140,000
Total Annual Target Compensation (at 100% of Plan):	$420,000

Perma-Fix Environmental Serivces, Inc.

2021 Management Incentive Plan

EVP OF NUCLEAR & TECHNICAL SERVICES MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,400	$7,000	$14,000	$20,000	$28,000	$34,000

EBITDA (2)	-	8,400	42,000	84,000	120,000	168,000	204,000

Health & Safety (3) (5)	-	2,100	10,500	21,000	21,000	21,000	21,000

CPI (4) (5)	-	2,100	10,500	21,000	21,000	21,000	21,000
	$-	$14,000	$70,000	$140,000	$182,000	$238,000	$280,000

1)	Revenue is defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2021 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue for 2021 to the Board approved Revenue Target for 2021, which is $101,810,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

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2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2021, which is $3,623,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive target is based upon the actual number of Worker’s Compensation Lost Time Accidents in the Company’s Services Segment, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2021.

Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%)

4)	CPI incentive is earned/determined by maintaining project performance metrics for all Firm Fixed Price task orders and projects to include monitoring CPI based on recognized earned value calculations. As defined through monthly project reviews, all CPI metrics should exceed 1.0 for Nuclear Services Projects. A cumulative CPI (CCPI) will be calculated from all fixed cost contracts. The following CCPI and corresponding Performance Target Thresholds have been established for annual incentive compensation plan calculation for 2021.

CPI (if CCPI is)	Performance Target Achieved
<.0.60	(n/a)
0.60-0.74	60%-74%
0.75-0.89	75%-89%
0.90-1.10	90%-110%
1.11-1.29	111%-129%
1.30-1.50	130%-150%
>1.50	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, and CPI, and revenue targets unless a minimum of 60% of the EBITDA Target is achieved.

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EVP of Waste Treatment Operations MIP:

EVP of Waste Treatment Operation’s performance compensation for fiscal 2021 is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives for fiscal 2021, all with respect to the Company’s operations. At achievement of 60% to 110% of each of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2021 base salary, weighted 60% based on EBITDA goal, 10% on the revenue goal, and 15% on the number of health and safety claim incidents that occur during fiscal 2021, with the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal 2021. Upon achievement of 111% to 150%+ of each of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the EVP of Waste Treatment Operation’s 2021 base salary, based on the four objectives noted above, with the payment of such performance compensation weighted more heavily toward the EBITDA objective. Each of the revenue and EBITDA components is based on the Board-approved revenue target and EBITDA target. The 2021 target performance incentive compensation for the EVP of Waste Treatment Operations is as follows:

Annualized Base Pay:	$240,000
Performance Incentive Compensation Target (at 100% of Plan):	$120,000
Total Annual Target Compensation (at 100% of Plan):	$360,000

Perma-Fix Environmental Serivces, Inc.

2021 Management Incentive Plan

EVP OF WASTE TREATMENT OPERATIONS MIP MATRIX

	Performance Target Achieved
	<60%	60%-74%	75%-89%	90%-110%	111%-129%	130%-150%	>150%

Revenue (1) (5)	$-	$1,200	$6,000	$12,000	$17,143	$24,000	$29,143

EBITDA (2)	-	7,200	36,000	72,000	102,857	144,000	174,857

Health & Safety (3) (5)	-	1,800	9,000	18,000	18,000	18,000	18,000

Permit & License Violations (4) (5)	-	1,800	9,000	18,000	18,000	18,000	18,000
	$-	$12,000	$60,000	$120,000	$156,000	$204,000	$240,000

1)	Revenue is defined as the total consolidated third-party top line revenue as publicly reported in the Company’s 2021 financial statements. The percentage achieved is determined by comparing the actual consolidated revenue for 2021 to the Board approved Revenue Target for 2021, which is $101,810,000. The Board reserves the right to modify or change the Revenue Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

2)	EBITDA is defined as earnings before interest, taxes, depreciation, and amortization from continuing and discontinued operations, including PF Medical. The percentage achieved is determined by comparing the actual EBITDA to the Board approved EBITDA Target for 2021, which is $3,623,000. The Board reserves the right to modify or change the EBITDA Targets as defined herein in the event of the sale or disposition of any of the assets of the Company or in the event of an acquisition.

3)	The Health and Safety Incentive Target is based upon the actual number of Worker’s Compensation Lost Time Accidents, as provided by the Company’s Worker’s Compensation carrier. The Corporate Controller will submit a report on a quarterly basis documenting and confirming the number of Worker’s Compensation Lost Time Accidents, supported by the Worker’s Compensation Loss Report provided by the company’s carrier or broker. Such claims will be identified on the loss report as “indemnity claims.” The following number of Worker’s Compensation Lost Time Accidents and corresponding Performance Target Thresholds has been established for the annual Incentive Compensation Plan calculation for 2021.

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Work Comp. Claim Number	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

4)	Permits or License Violations incentive is earned/determined according to the scale set forth below: An “official notice of non-compliance” is defined as an official communication during 2021 from a local, state, or federal regulatory authority alleging one or more violations of an otherwise applicable Environmental, Health or Safety requirement or permit provision, which results in a facility’s implementation of corrective action(s).

Permit and License Violations	Performance Target Achieved
4	60%-74%
3	75%-89%
2	90%-110%
1	111%-129%
1	130%-150%
1	>150%

5)	No performance incentive compensation will be payable for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA Target is achieved.

2021 MIP Targets

As discussed above, 2021 MIPs approved by the Board and the Compensation Committee for the CEO, CFO, EVP of Strategic Initiatives, EVP of Nuclear and Technical Services and EVP of Waste Treatment Operations provide for the award of cash compensation based on achievement of performance targets which include revenue and EBITDA targets as approved by our Board. The 2021 MIP revenue target of $101,810,000 and EBITDA target of $3,623,000 were set by the Compensation Committee taking into account the Board-approved budget for 2021 as well as the committee’s expectations for performance that in its estimation would warrant payment of incentive cash compensation. In formulating the revenue target of $101,810,000, the Board considered 2020 results, economic conditions, impact of COVID-19 and forecasts for 2021 government (U.S. DOE) spending. The Compensation Committee believes the performance targets are likely to be achieved, but not assured, particularly in light of the uncertainty from the impact of COVID-19.

Long-Term Incentive Compensation

Employee Stock Option Plans

The 2017 Stock Option Plan (“2017 Option Plan”) encourages participants to focus on long-term performance and provides an opportunity for executive officers and certain designated key employees to increase their stake in the Company. Stock options succeed by delivering value to executives only when the value of our stock increases. The 2017 Option Plan authorizes the grant of Non-Qualified Stock Options (“NQSOs”) and Incentive Stock Options (“ISOs”) for the purchase of our Common Stock.

The 2017 Option Plan assists the Company to:

●	enhance the link between the creation of stockholder value and long-term executive incentive compensation;

●	provide an opportunity for increased equity ownership by executives; and

●	maintain competitive levels of total compensation;

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Stock option award levels are determined based on market data, vary among participants based on their positions with the Company and are granted generally at the Compensation Committee’s regularly scheduled July or August meeting. Newly hired or promoted executive officers who are eligible to receive options are generally awarded such options at the next regularly scheduled Compensation Committee meeting following their hire or promotion date.

Options are awarded with an exercise price equal to or not less than the closing price of the Company’s Common Stock on the date of the grant as reported on the NASDAQ. In certain limited circumstances, the Compensation Committee may grant options to an executive at an exercise price in excess of the closing price of the Company’s Common Stock on the grant date.

The Company’s NEOs have outstanding options from the Company’s 2017 Option Plan (See “Executive Compensation – Outstanding Equity Awards at Fiscal Year-End - Outstanding Equity Awards at December 31, 2020” for outstanding options for each of our NEOs). An option granted to our President and CEO in May 2016 for the purchase of up to 50,000 shares of the Company’s Common Stock at $3.97 per share with an expiration date of May 15, 2022 remains outstanding under the 2010 Stock Option Plan. The 2010 Stock Option Plan expired on September 29, 2020; however, the option remains in effect until the earlier of the exercise date by the optionee or the maturity date of May 15, 2022.

In cases of termination of an executive officer’s employment due to death, by the executive for “good reason,” by the Company without cause, and due to a “change of control,” all outstanding stock options to purchase common stock held by the executive officer will immediately become exercisable in full (see further discussion of the exercisability term of these options in each of these circumstances in “EXECUTIVE COMPENSATION – Employment Agreements”). Otherwise, vesting of option awards ceases upon termination of employment and exercise right of the vested option amount ceases upon three months from termination of employment except in the case of retirement (subject to a six-month limitation) and disability (subject to a one-year limitation).

Accounting for Stock-Based Compensation

We account for stock-based compensation in accordance with Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation.” ASC 718 establishes accounting standards for entity exchanges of equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. ASC 718 requires all stock-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. The Company uses the Black-Scholes option-pricing model to determine the fair-value of stock-based awards which requires subjective assumptions. Assumptions used to estimate the fair value of stock options granted include the exercise price of the award, the expected term, the expected volatility of the Company’s stock over the option’s expected term, the risk-free interest rate over the option’s expected term, and the expected annual dividend yield. We recognize stock-based compensation expense using a straight-line amortization method over the requisite period, which is generally the vesting period of the stock option grant.

Retirement and Other Benefits

401(k) Plan

The Company adopted the Perma-Fix Environmental Services, Inc. 401(k) Plan (the “401(k) Plan”) in 1992, which is intended to comply with Section 401 of the Internal Revenue Code and the provisions of the Employee Retirement Income Security Act of 1974. All full-time employees who have attained the age of 18 are eligible to participate in the 401(k) Plan. Eligibility is immediate upon employment but enrollment is only allowed during four quarterly open periods of January 1, Apri1 1, July 1, and October 1. Participating employees may make annual pretax contributions to their accounts up to 100% of their compensation, up to a maximum amount as limited by law. At our discretion, we may make matching contributions based on the employee’s elective contributions. Company contributions vest over a period of five years. In 2020, the Company contributed approximately $594,000 in 401(k) matching funds, of which approximately $31,500 was for our NEOs (see the “Summary Compensation” table in this section for 401(k) matching fund contributions made for the NEOs for 2020).

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Perquisites and Other Personal Benefits

The Company provides executive officers with limited perquisites and other personal benefits (health/disability/life insurance) that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to executive officers. The executive officers are also provided an auto allowance.

Equity Compensation Plans

The following table sets forth information as of December 31, 2020, with respect to our equity compensation plans.

	Equity Compensation Plan
Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	658,400	$3.87	866,077
Equity compensation plans not approved by stockholders	—	—	—
Total	658,400	$3.87	866,077

Compensation Risk Assessment

In reviewing our executive compensation program, the Company considers whether the program encourages unnecessary or excessive risk taking and has concluded that its compensation policies do not create risks that are reasonably likely to have a material adverse effect on the Company. This conclusion was based on the assessment performed by the Company, with input from the Company’s executive management and its outside securities counsel. The Company’s assessment included consideration of Item 402(s) of Regulation S-K, promulgated under the Securities Act, as discussed with the Company’s management following in-depth discussions of Item 402(s) with our outside securities counsel. In conducting the Company’s risk assessment, numerous factors were considered, including:

●	the Company does not offer significant short-term incentives that would reasonably be considered as motivating high-risk investments or other conduct that is not consistent with the long term goals of the Company;
●	the mix between short-term and long-term compensation;
●	the type of equity awards granted to employees and level of equity and equity award holdings; and
●	the historical emphasis at the Company on long-term growth and profitability over short-term gains.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners

The table below sets forth information as to the shares of Common Stock beneficially owned as of June 1, 2021 by each person known by us to be the beneficial owner of more than 5% of any class of our voting securities.

Name of Beneficial Owner	Title Of Class	Amount and Nature of Ownership	Percent Of Class (1)
Heartland Advisors, Inc. (2)	Common	1,352,530	11.1%

(1) The number of shares and the percentage of outstanding Common Stock shown as beneficially owned by a person are based upon 12,180,614 shares of Common Stock outstanding on June 1, 2021, and the number of shares of Common Stock which such person has the right to acquire beneficial ownership of within 60 days. Beneficial ownership by our stockholders has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act.

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((2) This information is based on the Schedule 13D of Heartland Advisors, Inc., an investment advisor, filed with the SEC on January 13, 2021, disclosing that at January 8, 2021, each of Heartland Advisors, Inc. and Mr. William Nasgovitz, as a control person of Heartland Advisors, Inc. had shared dispositive power over all shares shown above and shared voting power over 1,346,030 of such shares. The address of Heartland Advisors, Inc. is 790 North Water Street, Suite 1200, Milwaukee, WI 53202.

Additionally, Capital Bank–Grawe Gruppe AG (“Capital Bank”), a banking institution regulated by the banking regulations of Austria, has represented to the Company that as of May 14, 2021, it holds of record as a nominee for, and as an agent of, certain accredited investors, 2,049,210 shares of our Common Stock. None of the Common Stock held by Capital Bank for the account of any single investor represents more than 4.9% of our Common Stock and to the best knowledge of Capital Bank, as far as stocks held by such investors in accounts with Capital Bank, none of such investors act together as a group or otherwise act in concert for the purpose of voting on matters subject to the vote of our stockholders or for purpose of disposition or investment of such stock. Additionally, the investors for whom Capital Bank acts as nominee with respect to such shares maintain full voting and dispositive power over the Common Stock beneficially owned by such investors, and Capital Bank has neither voting nor investment power over such shares. Accordingly, Capital Bank believes that (i) it is not the beneficial owner, as such term is defined in Rule 13d-3 of the Exchange Act, of the shares of Common Stock registered in Capital Bank’s name because (a) Capital Bank holds the Common Stock as a nominee only, (b) Capital Bank has neither voting nor investment power over such shares, and (c) Capital Bank has not nominated or sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board; and (ii) it is not required to file reports under Section 16(a) of the Exchange Act or to file either Schedule 13D or Schedule 13G in connection with the shares of our Common Stock registered in the name of Capital Bank.

Notwithstanding the previous paragraph, if Capital Bank’s representations to us described above are incorrect or if the investors for whom Capital Bank acts as nominee are acting as a group, then Capital Bank or a group of such investors could be a beneficial owner of more than 5% of our voting securities. If Capital Bank was deemed the beneficial owner of such shares, the following table sets forth information as to the shares of voting securities that Capital Bank may be considered to beneficially own on May 14, 2021:

Name of Record Owner	Title Of Class	Amount and Nature of Ownership	Percent Of Class (*)
Capital Bank-Grawe Gruppe	Common	2,049,210(+)	16.8%

(*) This calculation is based upon 12,180,614 shares of Common Stock outstanding on June 1, 2021, plus the number of shares of Common Stock which Capital Bank, as agent for certain accredited investors, has the right to acquire within 60 days, which is none.

(+) This amount is the number of shares that Capital Bank has represented to us that it holds of record as nominee for, and as an agent of, certain accredited investors. As of May 14, 2021, the date of Capital Bank’s representations to us, Capital Bank has no warrants or options to acquire, as agent for certain investors, additional shares of our Common Stock. Although Capital Bank is the record holder of the shares of Common Stock described in this note, Capital Bank has advised us that it does not believe it is a beneficial owner of the Common Stock or that it is required to file reports under Section 16(a) or Section 13(d) of the Exchange Act. Capital Bank has advised us that it (a) holds the Common Stock as a nominee only and that it does not exercise voting or investment power over the Common Stock held in its name and that no one investor for which it holds our Common Stock holds more than 4.9% of our issued and outstanding Common Stock and (b) has not nominated, and has not sought to nominate, and does not intend to nominate in the future, any person to serve as a member of our Board. Accordingly, we do not believe that Capital Bank is our affiliate. Capital Bank’s address is Burgring 16, A-8010 Graz, Austria.

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Security Ownership of Management

The following table sets forth information as to the shares of voting securities beneficially owned as of June 1, 2021, by each of our directors and NEOs and by all of our directors and NEOs as a group. Beneficial ownership has been determined in accordance with the rules promulgated under Section 13(d) of the Exchange Act. A person is deemed to be a beneficial owner of any voting securities for which that person has the right to acquire beneficial ownership within 60 days.

	Amount and Nature
Name of Beneficial Owner (2)	of Beneficial Owner (1)		Percent of Class (1)
Thomas P. Bostick (3)	11,210	(3)	*
Kerry C. Duggan (4)	-	(4)	*
Dr. Louis F. Centofanti (5)	266,325	(5)	2.18%
Joseph T. Grumski (6)	18,319	(6)	*
Joe R. Reeder (7)	221,095	(7)	1.81%
Larry M. Shelton (8)	154,317	(8)	1.26%
Zack P. Wamp (9)	35,368	(9)	*
Mark A. Zwecker (10)	216,075	(10)	1.77%
Mark Duff (11)	138,321	(11)	1.12%
Richard Grondin (12)	16,036	(12)	*
Andy Lombardo (13)	11,900	(13)	*
Ben Naccarato (14)	39,318	(14)	*
Directors and Executive Officers as a Group (12 persons)	1,128,284	(15)	9.03%

*Indicates beneficial ownership of less than one percent (1%).

(1)       See footnote (1) of the table under “Security Ownership of Certain Beneficial Owners.”

(2)       The business address of each person, for the purposes hereof, is c/o Perma-Fix Environmental Services, Inc., 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

(3)       Mr. Bostick has sole and voting and investment power over all shares shown, which include: (i) 5,210 shares of Common Stock held of record by Mr. Bostick, and (ii) immediately exercisable options to purchase 6,000 shares.

(4)       Ms. Duggan does not beneficially own any of the Company’s shares.

(5)       These shares include (i) 167,525 shares held of record by Dr. Centofanti, (ii) immediately exercisable options to purchase 36,000 shares, and (iii) 62,800 shares held by Dr. Centofanti’s wife. Dr. Centofanti has sole voting and investment power over all such shares, except for the shares held by Dr. Centofanti’s wife, over which Dr. Centofanti shares voting and investment power. Dr. Centofanti also owns 700 shares of PF Medical’s Common Stock.

(6)       Mr. Grumski has sole and voting and investment power over all shares shown, which include: (i) 9,919 shares of Common Stock held of record by Mr. Grumski, and (ii) immediately exercisable options to purchase 8,400 shares.

(7)       Mr. Reeder has sole voting and investment power over all shares shown, which include: (i) 197,095 shares of Common Stock held of record by Mr. Reeder, and (ii) immediately exercisable options to purchase 24,000 shares.

(8)       Mr. Shelton has sole voting and investment power over all shares shown, which include: (i) 130,317 shares of Common Stock held of record by Mr. Shelton, and (ii) immediately exercisable options to purchase 24,000 shares. Mr. Shelton also owns 750 shares of PF Medical’s Common Stock.

(9)        Mr. Wamp has sole voting and investment power over all shares shown, which include: (i) 22,168 shares of Common Stock held of record by Mr. Wamp, and (ii) immediately exercisable options to purchase 13,200 shares.

(10)       Mr. Zwecker has sole voting and investment power over all shares shown, which include: (i) 192,075 shares of Common Stock held of record by Mr. Zwecker, and (ii) immediately exercisable options to purchase 24,000 shares.

(11)       Mr. Duff has sole voting and investment power over all shares shown, which include: (i) 18,321 shares of Common Stock held of record by Mr. Duff, and (ii) immediately exercisable options to purchase 120,000 shares.

(12)        Mr. Grondin has sole voting and investment power over all shares shown, which include: (i) 36 shares of Common Stock held of record by Mr. Grondin, and (ii) immediately exercisable options to purchase 16,000 shares.

(13)        Mr. Lombardo has sole voting and investment power over all shares shown, which include: (i) 5,900 shares of Common Stock held of record by Mr. Lombardo, and (ii) immediately exercisable options to purchase 6,000 shares.

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(14)        Mr. Naccarato has sole voting and investment power over all shares shown, which include: (i) 3,318 shares of Common Stock held of record by Mr. Naccarato, and (ii) immediately exercisable options to purchase 36,000 shares. Mr. Naccarato also owns 100 shares of PF Medical’s Common Stock.

(15)       Amount includes 313,600 immediately exercisable options.

PROPOSAL 2 – APPROVAL OF THE FIFTH AMENDMENT TO THE 2003 OUTSIDE DIRECTORS STOCK PLAN

In 2003, the Board of Directors adopted the 2003 Outside Directors Stock Plan (the “2003 Plan”), and the 2003 Plan was approved by our stockholders at the annual meeting held on July 29, 2003. The 2003 Plan authorizes the grant of non-qualified stock options and stock awards to each member of our Board of Directors who is not our employee. Currently, we have eight directors, of which seven are outside directors (non-employees) and, accordingly, eligible to participate in the 2003 Plan. The Board of Directors believes that the 2003 Plan serves to:

(a)	attract and retain qualified members of the Board of Directors who are not our employees (“Eligible Director”), and

(b)	enhance such outside directors’ interests in our continued success by increasing their proprietary interest in us and more closely aligning the financial interests of such outside directors with the financial interests of our stockholders.

Principal Features of the 2003 Plan

Principal features of the 2003 Plan, as initially adopted by the Board of Directors and approved by the stockholders in 2003, provided for the grant of non-qualified stock options and stock awards to Eligible Directors, in an aggregate amount not to exceed 1,000,000 shares of Common Stock (subject to adjustment as provided in the plan). Shares of Common Stock subject to options that are canceled or expired without the delivery of shares of Common Stock are available for options or awards under the 2003 Plan. Shares of Common Stock delivered under the 2003 Plan are made available from the authorized and unissued shares of the Company or from treasury shares.

As initially adopted, the 2003 Plan provided for the automatic grant to each Eligible Director of an option to purchase 30,000 shares of Common Stock on the date the Eligible Director is initially elected to the Board of Directors, as well the automatic grant to each Eligible Director of an option to acquire an additional 12,000 shares of Common Stock on each date the Eligible Director is reelected to the Board of Directors by the Company’s stockholders. Additionally, the 2003 Plan provided that an Eligible Director may elect to receive either (a) 65% of the fee otherwise payable to the Eligible Director for service on our Board (the “Director Fee”) in Common Stock with the balance paid in cash, or (b) 100% of the Director Fee in shares of Common Stock. A director who fails to make such election in a timely manner shall be deemed to have elected to receive 100% of the applicable fees payable to such director in stock. The number of shares of Common Stock issuable to the Eligible Directors shall be determined by valuing the Common Stock at 75% of its fair market value on the business day immediately preceding the date that the Director Fee is otherwise due. No shares of Common Stock received in lieu of Director Fees may be transferred by an Eligible Director until after the expiration of six months from the date the shares are issued.

The exercise price of options granted under the 2003 Plan is equal to the fair market value of the shares of Common Stock subject to the option on the business day preceding the date the option is granted. Common Stock purchased upon the exercise of an option granted under the 2003 Plan must be paid in cash in full at the time of exercise. Options must be exercised for not less than 1,000 shares of Common Stock unless the remaining shares that are exercisable are less than 1,000 shares. As initially adopted, the 2003 Plan provided that no option shall be exercisable until after the expiration of six months from the date the option was granted and no option shall be exercisable after the expiration of ten years from the date the option is granted.

As initially adopted, the 2003 Plan provided that in the event of a dissolution or liquidation of the Company, or any merger or combination in which the Company is not the surviving corporation, each outstanding stock option award shall immediately become exercisable in full notwithstanding the vesting or exercise provisions contained in the 2003 Plan.

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Other Provisions of the 2003 Plan

Amendment or Termination. The Board of Directors may amend or modify the 2003 Plan at any time, except that no amendment shall be effective without shareholder approval if shareholder approval is required to apply with applicable law or stock exchange rules.

Adjustments. Subject to any required action by our stockholders, the number of shares of common stock for which options may be granted and the number of shares of common stock then subject to options previously granted will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of our common stock resulting from a merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split or stock dividend. Such adjustments shall be made solely by the Board of Directors.

Federal Tax Consequences

●	Stock Options. An optionee will realize no taxable income at the time an option is granted under the 2003 Plan. Ordinary income will generally be realized by the optionee at the time the optionee exercises the option. The amount of income will be equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Tax withholding may be required on such income at the time of exercise by the optionee. We are entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income on the exercise of an option. When an optionee disposes of shares of Common Stock acquired upon the exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares. If the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long or short-term capital loss depending upon the holding period of the shares.

●	Stock Awards. An Eligible Director will recognize ordinary income upon the issuance of shares of Common Stock in lieu of cash Director Fees in an amount equal to the fair market value of the shares received, adjusted for certain marketability restrictions of these shares. Tax withholding may be required on such income at the time of issuance. We generally will be entitled to a federal income tax deduction on the date of issuance equal to the amount the Eligible Director recognizes as ordinary income. When a participant sells shares received as a stock award, the participant will recognize capital gain or loss equal to the difference between the amount the participant recognized as ordinary income (adjusted for certain marketability restrictions of these shares) and the fair market value of the shares on the date of the sale. Such capital gain or loss will be treated as long term or short term, depending on the holding period of the shares.”

The above-described tax consequences are based upon present federal income tax laws, and thus are subject to change when laws change.

Subsequent Amendments of the 2003 Plan

On August 5, 2008, the Company’s stockholders approved the First Amendment to the 2003 Plan, which increased from 200,000 to 400,000 the number of shares reserved for issuance under the plan. On September 13, 2012, the Company’s stockholders approved the Second Amendment to the 2003 Plan, which increased from 400,000 to 600,000 the number of shares reserved for issuance under the plan. The amounts noted above have been adjusted for a 1-for-5 reverse stock split that the Company effected on October 15, 2013. On September 18, 2014, the Company’s stockholders approved the Third Amendment to the 2003 Plan, which, among other things, (i) increased from 600,000 to 800,000 the number of shares reserved for issuance under the plan, (ii) reduced proportionately (a) the number of shares of Common Stock subject to the automatic option grant made to each Eligible Director upon initial election, from 30,000 to 6,000 shares, and (b) the number of shares of Common Stock subject to the automatic option grant made to each Eligible Director upon reelection, from 12,000 to 2,400 shares, and (iii) provided for pro rata adjustment of any such grants to take into account any future stock splits or other share adjustments. On July 27, 2017, the Company’s stockholders approved the Fourth Amendment to the 2003 Plan which increased from 800,000 to 1,100,000 the number of shares reserved for issuance under the plan.

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Summary of the Proposed Fifth Amendment

Although the Fourth Amendment adopted in 2017 provided for an aggregate 1,100,000 shares of Common Stock that may be issued under the 2003 Plan, as of the date of this Proxy Statement, 913,850 have previously been issued or reserved for issuance under the 2003 Plan, leaving only 186,150 shares of Common Stock available for issuance under the plan. On April 15, 2021, the Board of Directors approved, subject to the approval of our stockholders at the 2021 Annual Meeting of Stockholders, the Fifth Amendment to the 2003 Plan, which, among other things, (i) authorizes an additional 500,000 shares of our Common Stock for issuance thereunder, (ii) increases (a) the number of shares of Common Stock subject to the automatic option grant made to each Eligible Director upon initial election, from 6,000 to 20,000 shares, and (b) the number of shares of Common Stock subject to the automatic option grant made to each Eligible Director upon reelection, from 2,400 to 10,000 shares, (iii) amends the vesting period of options granted under the plan, from a six-month vesting period to 25% per year, beginning on the first anniversary date of the grant, and (iv) provides for acceleration of vesting under certain conditions. Pursuant to the provisions of the Fifth Amendment, if an Eligible Director ceases to serve as a member of the Board due to death or Disability, as defined in Section 22e(3) of the Internal Revenue Code, all shares, to the extent not already vested, shall vest in their entirety, and may be exercised for a period not to exceed the remaining term of the option. Pursuant to the Fifth Amendment, if a director ceases to serve as a member of the Board, for whatever reason other than death or Disability of the director, prior to the full vesting of the shares subject to options granted under the plan, such director shall be entitled to exercise his option, but only with respect to the number of shares that have been then duly vested in accordance with such vesting schedule, for a period not to exceed the remaining term of the option.

Except as described above, none of the other terms, conditions, or provisions of the 2003 Plan are amended or modified by the Fifth Amendment.

Background for Request to Approve the Fifth Amendment to the 2003 Plan and Increase the Number of Shares Reserved for Stock Options and Stock Awards under the Plan

Our request for stockholder approval of the Fifth Amendment to the 2003 Plan, which among other provisions increases the number of shares issuable thereunder by 500,000 shares, considers a number of factors, including the following (each of which are discussed further below):

●	Key data relating to outstanding equity awards and shares available for grant;
●	Significant historical award information, including burn rate, overhang and dilution; and
●	Future share needs.

Key Data Relating to Outstanding Equity Awards and Shares Available. The following table includes information regarding outstanding equity awards and shares available for future awards under the 2003 Plan as of June 1, 2021, the record date for the Annual Meeting (and without giving effect to approval of the Fifth Amendment):

2003 Plan
Total shares underlying outstanding stock options	152,400
Weighted-average exercise price of outstanding stock options	$4.93
Weighted-average remaining contractual life of outstanding stock options	5.1
Total shares issued underlying stock awards in lieu of directors’ fees payable in cash and option exercise	761,450
Total shares currently available for grant	186,150

Significant Historical Award Information. Common measures of a stock plan’s cost include burn rate, dilution and overhang. The burn rate refers to how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last three years, the Company has maintained an average burn rate of .6% of shares of Common Stock outstanding per year with respect to the 2003 Plan. Dilution measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under a particular equity plan, while overhang also includes shares that are available to be awarded under the plan.

2003 Plan
Key Equity Metrics	2020	2019	2018

Burn Rate (1)	.5%	.7%	.7%
Overhang (2)	3.0%	3.3%	4.1%
Dilution (3)	1.2%	1.1%	1.3%

(1)	Burn rate is calculated by dividing the number of shares subject to equity awards granted during the year (option grants as well stock awards in lieu of director fees) by the weighted-average number of shares outstanding during the year.
(2)	Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.
(3)	Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

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Future Share Needs and Impact. Assuming stockholder approval of the Fifth Amendment to the 2003 Plan, 686,150 shares will be available for future grant. Our Board believes that the increased number of shares available for issuance under the proposed amendment of the 2003 Plan represents a reasonable amount of potential additional equity dilution and allows us to continue awarding equity incentives to our nonmanagement directors, which are an important component of our compensation to such directors. The total overhang resulting from the additional share request represents approximately 6.9% of the shares of common stock outstanding as of June 1, 2021, the record date for the Meeting. As stock options and stock awards in lieu of cash fees are made to the nonmanagement directors under the terms of the 2003 Plan, the number of shares available for issuance under the plan will inevitably decrease over time, and we expect to seek shareholder approval in the future for additional shares to continue the program.

Authorized Shares and Stock Price. The Company’s Restated Certificate of Incorporation, as amended, presently authorizes the issuance of 30,000,000 shares of Common Stock. There were 12,180,614 shares of Common Stock outstanding as of June 1, 2021, and the closing price of a share of Common Stock as of that date was $7.31.

Proposal to Approve the Fifth Amendment of the 2003 Plan

In order to continue the benefits that are derived through the 2003 Plan, on April 15, 2021, our Compensation Committee approved and recommended to the Board of Directors, and the Board approved, the Fifth Amendment to the 2003 Plan, as described above. The adoption of the Fifth Amendment is subject to shareholder approval. The Fifth Amendment is attached as Exhibit “A” to this Proxy Statement.

Pursuant to Rule 16b-3 of the Securities Exchange Act, as amended, and the NASDAQ rules, our stockholders are being asked to approve the Fifth Amendment to the 2003 Plan at the Meeting. The principal features of the 2003 Plan, as previously amended by the First, Second, Third and Fourth Amendment and as proposed by the Fifth Amendment (as set forth in “Exhibit A” to this Proxy Statement), are summarized above, but such summary is qualified in its entirety by reference to the terms of the 2003 Plan, as amended.

Available Shares. If the Fifth Amendment is adopted, the 2003 Plan will provide that the maximum number of shares of our Common Stock that may be issued under the 2003 Plan is 1,600,000 shares (subject to adjustment as provided in the 2003 Plan), of which 913,850 have previously been issued or reserved for issuance under the 2003 Plan. As of the record date, the fair market value of a share of our Common Stock was $7.31, based on the closing price of such stock as reported on NASDAQ on such date. As a result, the aggregate fair market value of the additional 500,000 shares of our Common Stock that may be granted under the 2003 Plan if the Fifth Amendment is approved was $3,655,000 as of the record date. Shares of our Common Stock subject to options that are canceled or expired without being exercised will again be available for awards under the 2003 Plan. The shares of Common Stock to be delivered under the 2003 Plan will be made available from our authorized and unissued shares.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” APPROVAL OF THE FIFTH AMENDMENT TO THE 2003 OUTSIDE DIRECTORS STOCK PLAN.

PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Company’s Board of Directors appointed Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm to audit the consolidated financial statements of the Company for fiscal year 2021. Grant Thornton has been the Company’s independent registered public accounting firm since July 9, 2014. It is expected that representatives of Grant Thornton will be present at the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions.

The affirmative vote of the holders of a majority of the Common Stock present in person or by proxy at the Meeting and entitled to vote is required for adoption of this proposal.

Stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws. However, the Company is submitting the selection of Grant Thornton to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Audit Committee of the Board of Directors will reconsider whether or not to retain Grant Thornton.

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The following table reflects the aggregate fees for the audit and other services provided by Grant Thornton LLP, the Company’s independent registered public accounting firm, for fiscal years 2020 and 2019:

Fee Type	2020	2019

Audit Fees(1)	$573,000	$608,000

Tax Fees (2)	104,000	113,000

Total	$677,000	$721,000

(1) Audit fees consist of audit work performed in connection with the annual financial statements, the reviews of unaudited quarterly financial statements, and work generally only the independent registered accounting firm can reasonably provide, such as consents and review of regulatory documents filed with the SEC.

(2) Fees for income tax planning, filing, and consulting.

The Audit Committee of the Company’s Board has considered whether Grant Thornton’s provision of the services described above for the fiscal years 2020 and 2019 was compatible with maintaining its independence.

Engagement of the Independent Auditor

To ensure that our independent registered public accounting firm is engaged only to provide audit and non-audit services that are compatible with maintaining its independence, the Audit Committee has a policy that requires the Committee to review and approve in advance all services to be provided by the Company’s independent accounting firm before the firm is engaged to provide those services. The Audit Committee considers non-audit services and fees when assessing auditor independence, and determined that tax return preparation and other tax compliance services is compatible with maintaining our accounting firm’s independence. All services under the headings Audit Fees and Tax Fees were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X of the Exchange Act. The Audit Committee’s pre-approval policy provides as follows:

●	The Audit Committee will review and pre-approve on an annual basis all audits, audit-related, tax and other services, along with acceptable cost levels, to be performed by the independent accounting firm and any member of the independent accounting firm’s alliance network of firms, and may revise the pre-approved services during the period based on later determinations. Pre-approved services typically include: audits, quarterly reviews, regulatory filing requirements, consultation on new accounting and disclosure standards, employee benefit plan audits, reviews and reporting on management’s internal controls and specified tax matters.
●	Any proposed service that is not pre-approved as described above requires a specific pre-approval by the Audit Committee, including cost level approval.
●	The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee members. The delegated member must report to the Audit Committee, at the next Audit Committee meeting, any pre-approval decisions made.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 4 – APPROVAL, BY AN ADVISORY (NON-BINDING) VOTE, OF THE 2020 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934 (“Exchange Act”), we are providing stockholders with an advisory (non-binding) vote on the approval of the 2020 compensation of our named executive officers (this vote is sometimes referred to as “say on pay”). The Company submits such a “say on pay” vote to stockholders annually. Accordingly, you may vote on the following resolution at the 2021 annual meeting:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation paid to the Company’s named executive officers in 2020, as disclosed pursuant to Item 402 of Regulation S-K, the accompanying compensation tables, and the related narrative discussion, in the Company’s 2021 Proxy Statement.”

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As described in this Proxy Statement, our executive compensation programs are designed to enable us to attract, motivate, and retain executive talent, who are critical to our success. Our compensation is centered around a pay-for-performance philosophy. We believe that our executive compensation program, with its balance of cash incentives designed to reward achievement of key performance goals set for the year and longer-term equity-based incentives, compensates our executives for performance directly linked to stockholder value creation.

The vote on this Proposal 4 is not intended to address any specific element of compensation and is advisory, which means that the vote is not binding on the Company, our Board of Directors, and the Compensation Committee. However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will review the voting results in connection with their ongoing evaluation of the Company’s compensation program and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL, BY ADVISORY (NON-BINDING) VOTE, OF THE 2020 COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

In order to be considered for inclusion in our proxy materials, you must submit proposals for next year’s annual meeting in writing to our Secretary at our executive offices at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, on or prior to February 11, 2022. Such proposals also must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

In accordance with our Bylaws, a stockholder who intends to submit a proposal for consideration, but not for inclusion in our proxy materials, must provide written notice of the matter to our Secretary at 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350, not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) must be received no earlier than March 23, 2022, and no later than April 23, 2022.

OTHER MATTERS AND INFORMATION

Other Business

The Board of Directors has no knowledge of any business to be presented for consideration at the Meeting other than as described above. Should any such matters properly come before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy Card will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the Meeting.

Other Information

Copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including the financial statements and financial statement schedules, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, are available on our website at www.perma-fix.com or on the website maintained by the SEC at www.sec.gov. Printed copies of these materials are available free of charge (except for the costs of duplication and mailing in the case of exhibits to such documents) to stockholders who request them in writing from our corporate secretary at Perma-Fix Environmental Services, Inc., 8302 Dunwoody Place, Suite 250, Atlanta, Georgia 30350.

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“EXHIBIT A”

FIFTH AMENDMENT

to

2003 OUTSIDE DIRECTORS STOCK PLAN

THIS FIFTH AMENDMENT TO THE PERMA-FIX ENVIRONMENTAL SERVICES, INC. 2003 OUTSIDE DIRECTORS STOCK PLAN (the “Fifth Amendment”) was approved by the Board of Directors (the “Board”) of Perma-Fix Environmental Services, Inc. (the “Company”) on April 15, 2021, to be effective as of such date, subject to the approval of the shareholders of the Company.

WHEREAS, Article IX of the 2003 Outside Directors Stock Plan, effective July 29, 2003 (as amended, the “Plan”), provides that the Board may at any time, and from time to time and, in any respect amend or modify the Plan, except that no such amendment shall be effective without shareholder approval if such approval is required to comply with any applicable law or stock exchange rule.

WHEREAS, as of April 15, 2021 the maximum number of shares of our common stock that may be issued under the Plan is 1,100,000 shares (subject to adjustment as provided in the 2003 Plan), of which 907,850 shares have previously been issued or reserved for issuance under the Plan, comprised of 761,450 shares previously issued under the Plan, and 146,400 shares issuable under outstanding options granted under the Plan;

WHEREAS, in order to continue to attract and retain qualified members of the Board who are not employees of the Company, the Board is of the opinion that it is necessary that the maximum number of shares of Common Stock that may be issued under the Plan be increased from 1,100,000 to 1,600,000 shares (subject to adjustment as provided in the Plan); and,

NOW, THEREFORE, the following amendments to the plan are unanimously adopted by the Board, subject to the approval of the shareholders of the Company:

Amendment to Section 4.1

Section 4.1 of the Plan is hereby amended by deleting the number “1,100,000” from the first full sentence contained therein and substituting in lieu thereof the number “1,600,000” (subject to adjustment as provided in the Plan).

Amendment to Section 5.2.1

Section 5.2.1 of the Plan is hereby amended by deleting Section 5.2.1 in its entirety and replacing such section with the following:

“Each Eligible Director shall automatically be granted an Option to purchase 20,000 shares of Stock on the Initial Election Date to the Board of Directors of the Company, subject to adjustment in accordance with Section 4.2.1 hereof.

Amendment to Section 5.2.2

Section 5.2.2 of the Plan is hereby amended by deleting Section 5.2.2 in its entirety and replacing such section with the following:

“Each Eligible Director shall automatically be granted an Option to purchase 10,000 shares of Stock on each Grant Date subsequent to such Eligible Director’s Initial Election Date, subject to adjustment in accordance with Section 4.2.1 hereof.

Amendment to Section 5.5.1

Section 5.5.1 of the Plan is hereby amended by deleting Section 5.5.1 in its entirety and replacing such section with the following:

Vesting Schedule.

(a)        Options granted under the Plan will vest 25% per year, beginning on the first anniversary date of the Grant date or Initial Election Date, as applicable. If a director ceases to serve as a member of the Board, for whatever reason other than death or Disability (as defined hereafter) of the director, prior to the full vesting of the Shares in accordance with this Section 5.5.1, such director shall be entitled to exercise his Option, but only with respect to the number of Shares that have been then duly vested in accordance with such vesting schedule, for a period not to exceed the remaining term of the Option. Options that have not vested in accordance with this Section 5.5.1 shall terminate in all respects on and after the date such director ceases to serve as a member of the Board.

(b)       For purposes of this Section 5.5.1, “Disability” shall have the meaning of “Disability” set forth in Section 22(e)(3) of the Internal Revenue Code. Notwithstanding the vesting schedule set forth in Section 5.5.1(a) above, if a director ceases to serve as a member of the Board by reason of the director’s death or Disability, each outstanding Option granted to such director under the Plan will immediately become exercisable in full notwithstanding the vesting schedule set forth in Section 5.5.1(a) above, and may then be exercised by the director or, in the case of his death, by the personal representative or executor of the estate of the deceased director, for a period not to exceed the remaining term of the Option.

Amendment to Section 5.5.2

Section 5.5.2 of the Plan is hereby amended by deleting Section 5.5.2 in its entirety and replacing such section with the following:

Subject to the terms of this Section 5.5, an Option may be exercised at any time or from time to time during the term of the Option, in whole or in part, as to full shares of Stock which have become exercisable under this Plan and the terms of the Option, including the vesting provisions of Section 5.5.1 hereof, but not as to less than 1,000 shares of Stock, unless the remaining shares of Stock that are so exercisable are less than 1,000 shares of Stock. The Option Price is to be paid in full pursuant to the terms of this Section 5.5 upon the exercise of the Option. The holder of an Option shall not have any of the rights of a Stockholder with respect to the shares of Stock subject to the Option until such shares of Stock have been issued or transferred to the holder upon the exercise of the Option.

Amendment to Section 5.5.3

Section 5.5.3 of the Plan is hereby amended by deleting Section 5.5.3 in its entirety and replacing such section with the following:

Subject to the terms of this Plan, an Option may be exercised by the Optionee subject to the vesting provisions of Section 5.5.1, in whole or in part, during the Company’s normal business hours on any business day by surrender of the Option and written notice of exercise of the Option, duly executed by the Optionee, with such notice duly delivered to the Company at its principal office, setting forth the specified number of full shares of Stock being exercised, and accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (i) the number of shares of Stock so designated in such notice of exercise by (ii) the Option Price specified in the Option. In addition to, and prior to issuance of a certificate for shares of Stock pursuant to the exercise of an Option, the Optionee shall pay to the Company in cash or by certified or official bank check, payable to the order of the Company, for the full amount of any federal and state withholding or other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.

The Plan is hereby amended and modified only to the extent specifically amended or modified by this Fifth Amendment to the 2003 Outside Directors Stock Plan. None of the other terms, conditions or provisions of the Plan, is amended or modified by this Fifth Amendment to the 2003 Outside Directors Stock Plan.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

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PermaFix® environmental services
A Nuclear Services and Waste Management Company

As a stockholder of Perma-Fix Environmental Services, Inc., you have the option of voting your shares electronically through the Internet or Smartphone, eliminating the need to return the proxy card. Your Smartphone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or Smartphone must be received by 11:59 p.m., Eastern Daylight Time, on July 19, 2021.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MOBILE VOTING –
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

□ **FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED** □

Please mark your votes like this **X**

PROXY

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE IN ITEMS 1, 2, 3 AND 4. IF THE UNDERSIGNED MAKES NO SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM 5.

1. ELECTION OF DIRECTORS — FOR ALL □ WITHHOLD AUTHORITY □
   (1) Thomas P. Bostick
   (2) Dr. Louis F. Centofanti
   (3) Kerry C. Duggan
   (4) Joseph T. Grumski
   (5) Joe R. Reeder
   (6) Larry M. Shelton
   (7) Zach P. Wamp
   (8) Mark A. Zwecker

(Instruction: To withhold authority to vote for an individual nominee, strike a line through that nominee's name in the list above).

2. APPROVE THE FIFTH AMENDMENT TO THE COMPANY'S 2003 OUTSIDE DIRECTORS STOCK PLAN. — FOR □ AGAINST □ ABSTAIN □

4. APPROVE, BY NON-BINDING VOTE, THE 2020 COMPENSATION OF THE NAMED EXECUTIVE OFFICERS. — FOR □ AGAINST □ ABSTAIN □

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature____________ Signature, if held jointly____________ Date________, 2021.

Please sign exactly as your name appears herein, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this Proxy Card. Persons signing in fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person. If joint tenants, both should sign.

The 2021 Proxy Statement and our 2020 Annual Report to Stockholders are available at:

https://www.cstproxy.com/perma-fix/2021

□ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED □

PROXY

Perma-Fix Environmental Services, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark Duff and Ben Naccarato, and each of them severally, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of the Stockholders of Perma-Fix Environmental Services, Inc. (the "Company") at the Sonesta Atlanta Airport North Hotel, 1325 Virginia Avenue, Atlanta, Georgia 30344, at 11:00 a.m. (EDT), on Tuesday, July 20, 2021, and at any adjournment of that meeting, and to vote the number of shares of common stock of the Company held in the undersigned's name as of the close of business on June 1, 2021, as designated on the reverse side.

(Continued, and to be marked, dated and signed, on the other side)